Exhibit 10.32

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

LICENSE AGREEMENT

This License Agreement (this “Agreement”), dated as of April 13, 2015 (the “Effective Date”), is made by and between ConforMIS, Inc., a Delaware corporation with a principal place of business at 28 Crosby Drive, Bedford, Massachusetts 01730 (“ConforMIS”) and MicroPort Orthopedics Inc., a Delaware corporation with a principal place of business at 5677 Airline Road, Arlington, Tennessee 38002 (“MicroPort”).  ConforMIS and MicroPort are referred to individually herein as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, ConforMIS has sued Wright Medical Technologies, Inc. and Wright Medical Group, Inc. (together, “Wright”) and MicroPort in the U.S. District Court for the District of Massachusetts under case number 1:13-cv-12312-IT (the “Action”) and MicroPort and ConforMIS wish to settle the Action with respect to MicroPort;

WHEREAS, Wright had previously developed surgical solutions for knee replacement;

WHEREAS, on or about January 9, 2014, Wright sold its knee replacement business to MicroPort;

WHEREAS, MicroPort wishes to enter into this Agreement under which ConforMIS will license certain patent rights controlled by ConforMIS relating to certain surgical solutions for knee replacement, and ConforMIS wishes to enter into this Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, ConforMIS and MicroPort, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                               “Affiliate” means, with respect to any entity, an entity that, at any time (now or in the future) controls, is controlled by or is under common control with, the first-mentioned entity, but only for so long as such entity continues to control, be controlled by, or be under common control with the first-mentioned entity.  For the purposes of this definition, “control,” including the terms “controlled by” and “under common control with,” means the ownership, directly or indirectly, through one or more intermediaries, of more than fifty percent (50%) of the equity or other ownership interest having the power to vote on or direct the affairs of such corporation, firm, partnership, joint venture or other entity.

1.2                               “Average Net Selling Price” means, for each System Component Type sold during a specified calendar quarter in a specified country, the Net Sales of any and all System Components of such System Component Type determined according to Section 1.13(a) (Net Sales definition), divided by the total number of units of System Components of such System Component Type sold in such calendar quarter in such country.

1.3                               “Business Day” means a day other than Saturday, Sunday or any holiday recognized and observed by the U.S. Federal Government.

1.4                               “Conditions” means (a) the receipt by ConforMIS of the payment set forth in Section 3.1, which ConforMIS hereby acknowledges has been paid by Wright on behalf of MicroPort, (b) the execution and delivery of the Wright Agreement by the parties thereto, and (c) the receipt by ConforMIS of the up-front license fee described in Section 3.1 of the Wright Agreement, which ConforMIS hereby acknowledges has been paid by Wright.

1.5                               “Confidential Information” means all non-public scientific, technical, business or financial information possessed or obtained by, developed for, or given by one Party to the other, which information is treated by the disclosing Party as confidential or proprietary, whether or not labeled “Confidential.”

1.6                               “Control” or “Controlled” means, with respect to any Patent Rights, the possession by ConforMIS (or an Affiliate of ConforMIS) of the right to grant a license or sublicense under such Patent Rights as provided herein without violating the terms of any agreement or arrangement with any Third Party.

1.7                               “Dollars” or “$” means U.S. Dollars.

1.8                               “Existing Patent Rights” means all Patent Rights that are owned or Controlled by ConforMIS or its Affiliates as of the Effective Date or that claim priority to any such Patent Rights and that, in any case, are necessary to make, have made, use, sell, offer to sell or import Licensed Products in the Field of Use.  Existing Patent Rights include, but are not limited to, the patents and patent applications set forth on Exhibit A.  ConforMIS agrees to update Exhibit A periodically as requested by MicroPort in writing during the term of this Agreement.

1.9                               “Field of Use” means the use of Patient Specific Instrumentation for the implantation in a human patient of standard, off-the-shelf, and/or non-patient-specific implants, devices, and/or systems for the replacement of the knee.  For the avoidance of doubt, the Field of Use does not include use of Patient Specific Instrumentation when: (a) designed, made, used, sold, offered for sale or imported for the purpose of implanting a Patient Specific Implant in the patient, or (b) designed for use or used in implanting a Patient Specific Implant in the patient.

1.10                        “Future Patent Rights” means Patent Rights (other than the Existing Patent Rights) that are owned or Controlled by ConforMIS or its Affiliates: (a) that are filed, or claim priority to any Patent Rights filed, during the Tail Period (excluding Patent Rights acquired or licensed by ConforMIS under an agreement with a Third Party executed after the Effective Date); and (b) that are necessary to make, have made, use, sell, offer to sell or import Licensed Products in the Field of Use.

1.11                        “Licensed Patent Rights” means Existing Patent Rights and Future Patent Rights.

1.12                        “Licensed Product” means the product currently known as Prophecy® PSI and, when sold or used with the products currently known as Prophecy® PSI, the Advance® and Evolution® total knee replacement systems, each substantially in the form as sold by Wright and its Affiliates as of January 8, 2014, including versions of such products with improvements thereto; provided, however, that Licensed Product does not include any product using Patient Specific Implants.  For the avoidance of doubt, Licensed Product (a) includes both the PSI and any associated implant components (to the extent such components are encompassed by the Field of Use) and (b) absent the written consent of ConforMIS, does not include any new PSI product of any MicroPort acquirer or any entity acquired by MicroPort or its Affiliates or any new PSI product of MicroPort that is not an improvement to the Prophecy® PSI or Advance® and Evolution® total knee replacement systems sold with the Prophecy® PSI.

1.13                        (a)                                 “Net Sales” means gross amounts invoiced (or otherwise owed to or received) by MicroPort or its Affiliates, for the sale or other transfer to third parties of Royalty-Bearing Products, including any System Components thereof, less the following items only to the extent they are actually paid: (i) sales or use taxes imposed upon particular sales; (ii) import/export duties associated with particular sales; (iii) transportation charges incurred for shipment by a third party shipper; and (iv) refunds for Royalty-Bearing Products returned by end customers or end users and reasonable and customary allowances (including trade, quantity, prompt pay and cash discounts and any similar adjustments, including those granted on account of pricing adjustments or billing errors); and (v) rebates, reimbursements, fees, commissions (not to exceed 20% of the gross selling price) or similar payments actually made to wholesalers, distributors, customers or other Third Parties attributable to the sale of Royalty-Bearing Products (but excluding subsidies for marketing, advertising, business development or other purposes); in each case, to the extent the foregoing are separately stated on purchase orders, invoices or other documents of sale, and are actually paid with respect to the applicable sale.  For purposes of calculating Net Sales, sales between or among MicroPort and its Affiliates will be excluded from the computation of Net Sales, but sales by MicroPort or its Affiliates to Third Parties will be included in the computation of Net Sales.  No deduction will be made for any item of cost incurred by MicroPort or its Affiliates in preparing, manufacturing, shipping, distributing or selling Royalty Bearing Products except as expressly permitted in the foregoing paragraph.  For purposes of calculating Net Sales, all amounts received in connection with the provision or transfer of Prophecy® PSI to third parties will constitute a sale, without regard to its characterization as a sale or the provision of services by MicroPort and its Affiliates.  Net Sales will be calculated in accordance with International Financial Reporting Standards, consistently applied.

(b)                                 MicroPort represents that, as of the Effective Date, it is not possible in any country in which Prophecy® PSI is currently sold for MicroPort to tie each and every individual sale of Prophecy® PSI to the sale of the particular System Components of the Advance® or Evolution® total knee replacement systems that were sold, transferred or otherwise used in a surgery with Prophecy® PSI.  Subject to the other provisions of this Agreement, for any total knee replacement system (including, without limitation, the Advance® and Evolution® total knee replacement systems) that is a Royalty-Bearing Product and for which MicroPort cannot tie each and every individual sale of a Royalty-Bearing Guide to the sale of the particular System Components of such total knee replacement system that were sold, transferred or otherwise used in a surgery with such Royalty-Bearing Guide in a given calendar quarter in a given country, MicroPort may elect to calculate Net Sales of such Royalty Bearing Product in such country during such calendar quarter by:

(i)                                     calculating the Average Net Selling Price of each System Component Type used with such total knee replacement system during such calendar quarter and in such country; provided, however, if any System Component Type includes modular System Components (e.g., stems or keels for use with a tibial base implant), the Average Net Selling Price of such System Component Type may be prorated based on the ratio of the number of such modular System Components of such System Component Type sold during such calendar quarter and in such country divided by the number of System Components of the tibial base implant System Component Type sold during such calendar quarter and in such country;

(ii)                                  calculating the total number of Royalty-Bearing Guides sold, transferred or otherwise used in a surgery with such total knee replacement system during such calendar quarter and in such country;

(iii)                               for each System Component Type used with such total knee replacement system, multiplying the Average Net Selling Price of each such System Component Type calculated in Section 1.13(b)(i) by the total number of Royalty-Bearing Guides calculated in Section 1.13(b)(ii);

(iv)                              calculating the Net Sales of all Royalty-Bearing Guides during such calendar quarter and in such country pursuant to Section 1.13(a); and

(v)                                 adding the results calculated in Section 1.13(b)(iii) for each System Component Type of such total knee replacement system, and further adding the results calculated in Section 1.13(b)(iv) for the Net Sales of all Royalty-Bearing Guides, such sum constituting the Net Sales for such Royalty-Bearing Products during such calendar quarter in such country.

A spreadsheet containing an example that applies the foregoing methodology to calculate Net Sales of Royalty Bearing Product is attached hereto as Exhibit B.  Notwithstanding the foregoing, MicroPort may only employ the foregoing methodology in calculating Net Sales of Royalty-Bearing Products if: (1) it is unable in a given country to attribute each and every sale of specific components of a total knee replacement system that constitutes a Royalty-Bearing Product to the sale, transfer or use of a Royalty-Bearing Guide and (2) it believes reasonably and in good faith, based on the information available to it, that such methodology, when applied over time, would not yield results substantially less than what would result from a calculation of Net Sales solely by operation of Section 1.13(a), without reference to Section 1.13(b).  If either Party reasonably believes that the use of the Average Net Selling Price to calculate Net Sales would not yield substantially comparable results to a calculation of Net Sales solely by operation of Section 1.13(a), then the Parties will cooperate to review the available sales information, conduct a representative sampling of product sales (which sampling shall not constitute an audit under Section 3.7), and adjust the foregoing methodology to yield results more consistent with the result that would be obtained by a calculation of Net Sales solely by operation of Section 1.13(a).  In the event that no sales of a System Component Type occurred in a particular country during a calendar quarter, MicroPort may use the Average Net Selling Price of such System Component Type in such country for the most recent calendar quarter during which sales of such System Component Type occurred in that country.  MicroPort represents that, as of the Effective Date, the System Components used in each Evolution® and Advance® total knee replacement system do not vary on the basis of whether or not such System Components are used with Prophecy® PSI.

1.14                        “Patent Rights” means (a) all issued patents (including any extensions, restorations by any existing or future extension or registration mechanism (including patent term adjustments, patent term extensions, supplemental protection certificates or the equivalent thereof), substitutions, confirmations, re-registrations, re-examinations, reissues (including post inter partes review patents and post grant review patents), and patents of addition); (b) patent applications (including all provisional applications, substitutions, requests for continuation, continuations, continuations-in-part, divisionals and renewals); (c) inventor’s certificates; and (d) all equivalents of the foregoing however denominated in any country of the world.

1.15                        “Patient-Specific Implant” means any surgical implant device or implant component designed, distributed and/or manufactured for a particular patient using imaging from the patient, including without limitation any patient-specific, patient-matched, patient-engineered, customized or individualized implant.  Patient-Specific Implant includes, for clarity, any knee implant system that has any of a femoral implant component, a tibial base implant component, a patella implant component, and/or a trochlear implant component that is selected using imaging data of a specified patient and that is selected from a range of sizes exceeding, for any such component, 16 right knee sizes and 16 left knee sizes.  With respect only to the Advance® and Evolution® total knee replacement systems as sold by MicroPort on or before the Effective Date, and as shown on Exhibit C, the Parties acknowledge that: (a) for each of the associated femoral and tibial base components, the Advance® total knee replacement system includes 8 right knee sizes and 8 left knee sizes (femoral component sizes 0, 1, 1.5, 2, 3, 4, 5, and 6 and tibial base sizes 1, 2, 2.5, 3, 4, 5, and 6); (b) for each of the associated femoral and tibial base components, the Evolution® total knee replacement system includes 8 right knee sizes and 8 left knee sizes (femoral component sizes 1, 2, 3, 4, 5, 6, 7, 8 and tibial base sizes 1, 2, 3, 4, 5, 6, 7, 8); (c) the nomenclature in Exhibit C (in the form attached hereto as of the Effective Date) representing various features of the Advance® and the Evolution® total knee replacement systems unrelated to implant sizing (e.g., porous v. non-porous, cruciate retaining v. posterior stabilized, “plus” configurations related to compatibility between tibial base components and femoral components of different sizes, and tibial insert thicknesses) do not constitute distinct sizes for purposes of this definition; and (d) neither the Advance® nor the Evolution® total knee replacement systems as they exist on the Effective Date constitute Patient Specific Implants.  MicroPort may make improvements to the Advance® and Evolution® total knee replacement systems in the form of providing additional sizes, provided that the total number of sizes of any of the components of such an improved system are consistent with the provisions of this Section 1.15.

1.16                        “Patient Specific Instrumentation” or “PSI” means any instrumentation that is designed, distributed and/or manufactured for a particular patient using imaging data of that patient, including, without limitation, patient-specific, patient-matched, patient-engineered, customized, or individualized surgical instrumentation, cutting guides, jigs and instruments.

1.17                        “Royalty-Bearing Guide” means Prophecy® PSI and any improvement thereto that would constitute a Royalty-Bearing Product hereunder.

1.18                        “Royalty-Bearing Product” means, when sold anywhere in the world, a Licensed Product, the making, using, sale, offering for sale or importation of which, but for the license granted herein, would infringe (under applicable law of the jurisdiction in which the Licensed Product is made, used, sold, offered for sale, or imported) one or more valid and enforceable claims of the Licensed Patent Rights in the Field of Use.  Without limiting the foregoing, the Parties agree that, solely for purposes of calculating royalties due under this Agreement, as of the Effective Date, Prophecy® PSI and, when made, used, sold, transferred or imported with Prophecy® PSI, the Advance® and Evolution® total knee replacement systems (including all femoral, tibial, patellar and insert and other comparable components of such knee implant systems), are Royalty-Bearing Products.

1.19                        “Royalty Term” means the period beginning on January 1, 2015 and ending on the expiration or early termination of this Agreement.

1.20                        “System Component” means, for each Evolution® and Advance® total knee replacement system, and any other knee replacement system that constitutes a Royalty-Bearing Product hereunder, all products, parts, instruments or components (including, without limitation, all products, parts, instruments or components identified by one or more MicroPort part numbers) of a System Component Type.  A list by type of all System Components as of the Effective Date is attached hereto as Exhibit C.  MicroPort will update Exhibit C from time to time, or as requested by ConforMIS in writing during the term of this Agreement, to include any changes to the list of System Components, and all such additions, deletions or other revisions to Exhibit C will be consistent with the terms of this Agreement.  MicroPort represents that all System Components existing as of the Effective Date have been included in Exhibit C.  MicroPort will pay royalties pursuant to the terms of this Agreement on any and all System Components, regardless of whether a particular System Component has been included in Exhibit C.

1.21                        “System Component Type” means each of the following classes of System Components for each Evolution® and Advance® total knee replacement system, and any other knee replacement system that constitutes a Royalty-Bearing Product hereunder: femoral implants, patella implants, tibial inserts, tibial base implants and, separately, any additional modular components that do not fall into any of the foregoing classes (e.g., modular stems and keels for tibial base implants, which will be treated as a separate classification for purposes of calculating the Average Net Selling Price).

1.22                        “Tail Period” means the period beginning on the Effective Date and ending on the earlier to occur of: (a) December 31, 2024 and (b) the completion of a change of control of ConforMIS (whether by merger, consolidation, business combination, reorganization or other corporate transaction) or the sale or other transfer by ConforMIS of all or substantially all of its assets; provided, however, that the period in (b) will be extended for a period of twelve (12) months following completion of such a change of control transaction solely with respect to Patent Rights for which each and every inventor was an officer, director or employee of ConforMIS immediately preceding completion of such change of control or asset sale transaction.  A “change of control” for this purpose will not include a change of control resulting from a public offering of securities, a transaction or series of transactions in which a financial investor acquires a majority of the voting power of ConforMIS, or a change to the constitution of the board of directors of ConforMIS.

1.23                        “Third Party” means any person or entity other than MicroPort, ConforMIS and their respective Affiliates.

1.24                        “Wright Agreement” means that certain Settlement and License Agreement dated as of the Effective Date between ConforMIS and MicroPort.

ARTICLE II
LICENSE GRANTS

2.1                               License Grant.  ConforMIS hereby grants MicroPort and its Affiliates a non-exclusive, non-transferable (except as provided in Section 8.2 below), worldwide, perpetual, irrevocable (except as expressly provided herein) license, without the right to sublicense, under the Licensed Patent Rights, solely to make, have made, use, offer to sell, sell, and import Licensed Products within the Field of Use, and to practice methods and processes solely for the manufacture and use of the Licensed Products solely within the Field of Use.

2.2                               Limitations of Rights.  The Licensed Patent Rights are licensed only to the extent required to practice the Licensed Patent Rights within the Field of Use, and are not licensed to any extent beyond the Field of Use.  Any devices, methods, processes and other actions that are wholly or partially outside the Field of Use remain subject to claims, actions, and proceedings for infringement of the Licensed Patent Rights.  Licensed Patent Rights do not include any patent claims or other Patent Rights directed solely to subject matter other than Patient Specific Instrumentation, including, without limitation, Patient Specific Implants and systems using Patient Specific Implants.  Further, to the extent that a patent claim included in the Licensed Patent Rights has a scope both within and outside the Field of Use, any such claim is licensed only to the extent necessary to make, have made, use, sell, offer to sell, import or export Licensed Products in the Field of Use.

2.3                               Reserved Rights.  ConforMIS hereby reserves all rights under the Licensed Patent Rights not expressly granted to MicroPort.  Nothing contained herein will be construed as granting MicroPort any right or license under any patent, copyright, trademark, trade secret or other intellectual property or proprietary right of ConforMIS, by implication, estoppel, or otherwise, except as expressly set forth in this Agreement.

2.4                               No Warranties.  The Licensed Patent Rights are licensed by ConforMIS to MicroPort “AS IS.” CONFORMIS MAKES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, AND CONFORMIS SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES WITH RESPECT TO THE LICENSED PATENT RIGHTS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  Without limiting the generality of the foregoing, nothing in this Agreement will be construed as: (a) a warranty or representation of ConforMIS as to the validity, enforceability or scope of the Licensed Patent Rights; (b) a warranty or representation that the exercise of any of the rights granted to MicroPort be free from infringement of the intellectual property rights of Third Parties; (c) an agreement to bring or prosecute actions or suits against third parties for infringement of the Licensed Patent Rights; or (d) requiring ConforMIS to file an application for patent, secure any patent or maintain any patent in force.

2.5                               No Challenge Covenant.  If MicroPort (including its Affiliates) challenges anywhere in the world (except as provided in pleadings docketed in the Action) the validity or enforceability of any Licensed Patent Right, including without limitation by participating in, cooperating in, paying for, advocating in favor of, or advising on any inter partes review or other patent office proceeding, except to the extent that a Licensed Patent Right is asserted in a new claim or threatened claim for infringement against MicroPort or its Affiliates, then ConforMIS may terminate the license granted to MicroPort under the Licensed Patent Rights immediately by providing written notice to MicroPort.  Nothing in this Section 2.5 will prevent MicroPort from reporting to, or providing testimony solely to the extent required in response to, a subpoena or an order or directive issued by a court, administrative agency or any other government body or tribunal, provided that MicroPort is not participating in, cooperating in, paying for, advocating in favor of, or advising the issuer of such subpoena or the person or entity initiating the action pursuant to such subpoena was issued.

2.6                               Mutual Releases.  Upon the satisfaction of each of the Conditions (or express written waiver by the Parties of any individual Condition), each Party (a) hereby fully, finally and forever releases and discharges the other Party and its Affiliates from any and all claims of past or present infringement of the Licensed Patent Rights for the manufacture, use, sale, offering for sale or importation of Licensed Products in the Field, including all claims and counterclaims in the Action (including related claims against Wright as of January 9, 2014) and (b) will promptly move to dismiss their respective claims and counterclaims in the Action.

ARTICLE III
FINANCIAL TERMS

3.1                               License Fee.  MicroPort will pay to ConforMIS a one-time non-refundable, non-creditable license fee of three million two hundred fifty thousand Dollars ($3,250,000) contemporaneously with the execution of this Agreement on the Effective Date.  (Such payment may be made by a third party on behalf of MicroPort).

3.2                               Royalties.  MicroPort will pay to ConforMIS, during the Royalty Term, a running royalty of [**] percent ([**]%) on Net Sales of Royalty-Bearing Products.

3.3                               Manner of Payments.  Within thirty (30) days following the end of each calendar quarter during the term of this Agreement, MicroPort will deliver to ConforMIS a report setting forth the information and basis for the calculation of royalties owed to ConforMIS with respect to Royalty-Bearing Products sold during the prior calendar quarter.  Royalty payments due to ConforMIS hereunder will be made quarterly by MicroPort no later than the sixty (60) days following completion of each calendar quarter with respect to Royalty-Bearing Products sold during the prior calendar quarter.  All reports delivered pursuant to this Agreement will be deemed Confidential Information of MicroPort subject to Article VI.  All payments to be made pursuant to this Agreement will be payable in Dollars by bank wire transfer in immediately available funds to such bank account as ConforMIS will designate.  (Such payment may be made by a third party on behalf of MicroPort).

3.4                               Currency Exchange.  If Net Sales are in a currency other than Dollars, then, for the purpose of determining the amount of royalties payable hereunder, such foreign currency amount will be converted into Dollars at the exchange rate between those two currencies quoted in the Wall Street Journal (Eastern Edition) five (5) business days immediately preceding the date on which such royalties become due.  If no such exchange rate is quoted in that edition, such payment will be converted into Dollars at the exchange rate between those two currencies most recently quoted in the Wall Street Journal (Eastern Edition).

3.5                               Late Payments.  Without limiting any other rights or remedies available to ConforMIS hereunder, if MicroPort does not pay any amount due on or before the due date, MicroPort will pay to ConforMIS interest on any such amounts from and after the date such payments are due under this Agreement at a rate per annum equal to the then current “prime rate” in effect published in the Wall Street

Journal, Eastern Edition, plus two (2) percentage points or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.

3.6                               Payment Default.  Any failure by MicroPort to pay the license fee under Section 3.1 or any royalty payment under Section 3.2 when due will constitute a material breach of this Agreement and will give ConforMIS the right to terminate this Agreement pursuant to Section 7.2.

3.7                               Audit Right.  For a period of three (3) years next following each calendar year, MicroPort will keep, and will cause its Affiliates to keep, full, true and accurate books and records containing all particulars relevant to its sales of Royalty-Bearing Products in sufficient detail to enable ConforMIS to verify the amounts payable to it under this Agreement.  ConforMIS will have the right, not more than once during any calendar year, to have the books and records of MicroPort and its Affiliates audited by an independent certified public accounting firm of national standing, reasonably acceptable to both MicroPort and Wright.  MicroPort will make the records required for any audit under this Section 3.7 available or accessible for audit at a single location in the United States.  Notwithstanding the foregoing, each calendar year period during the term of this Agreement may be audited only once.  ConforMIS will pay the fees and expenses of the accounting firm and its other out-of-pocket expenses associated with the conduct of the audit, and MicroPort will be responsible for its own expenses in connection with its preparation for and the conduct of such audit; provided, however, that: (a) if the records required for the audit are not available or accessible at a single location in the United States or (b) if the accounting firm conducting the audit determines that MicroPort has under-reported its Net Sales of Royalty-Bearing Products by more than five percent (5%), then MicroPort will pay the fees and expenses of the accounting firm and ConforMIS’s other out-of-pocket expenses associated with the conduct of the audit.  Audits under this Section 3.7 will be conducted during normal business hours, upon at least thirty (30) days’ prior written notice, and for the sole purpose of verifying amounts payable to ConforMIS under this Agreement.  All information and data reviewed in any audit conducted under this Section will be used only for the purpose of verifying amounts payable to ConforMIS under this Agreement and will be treated as Confidential Information of MicroPort subject to the terms of this Agreement.  ConforMIS will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with MicroPort and its Affiliates, as applicable.  The accounting firm will disclose to ConforMIS and Wright only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies.  If the audit demonstrates that the royalty payments owed under this Agreement have been understated, MicroPort will pay the balance to ConforMIS, together with interest in accordance with Section 3.5.  If the audit demonstrates that the royalty payments owed under this Agreement have been overstated, MicroPort will be entitled to credit such amount against future payments due to ConforMIS, provided that if such determination is made after payments under this Agreement cease to be due, then ConforMIS will refund such amount to MicroPort.  All payments owed by or to MicroPort under this Section 3.7 will be made within sixty (60) days after the results of the audit are delivered to the Parties.

3.8                               Coordination with Wright Audit Rights.  MicroPort has informed ConforMIS that, pursuant to a separate agreement, MicroPort and Wright have agreed to terms that permit Wright to audit MicroPort on substantially identical terms to those set forth in Section 3.7 (Audit Right).  MicroPort hereby confirms that the audit provisions in such agreement entitle ConforMIS to receive the auditor’s report indicating whether royalties due by MicroPort hereunder have been overpaid or underpaid.  If any audit initiated by Wright pursuant to such agreement demonstrates that the royalty payments owed under this Agreement have been understated, MicroPort will pay the balance to ConforMIS.  Likewise, if any such audit initiated by Wright demonstrates that the royalty payments owed under this Agreement have been overstated, MicroPort will be entitled to credit such amount against future payments due to ConforMIS or receive a refund from ConforMIS to the same extent as provided above in Section 3.7 (Audit Right).  ConforMIS hereby confirms that the Wright Agreement stipulates that ConforMIS and Wright will not audit records related to the sale of Royalty Bearing Products for any calendar year more than once.

ARTICLE IV
INTELLECTUAL PROPERTY

4.1                               Prosecution and Maintenance.  As between the Parties, ConforMIS will be solely responsible, at its expense, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights (including, for clarity, controlling any interference, derivation, post-grant review, inter partes review, re-examination, reissue, opposition or cancellation proceeding with respect thereto), without any obligation of consultation with, or accounting to, MicroPort.

4.2                               Enforcement.  Neither Party will have any obligation or duty to notify the other Party of any Third Party claims or other Third Party activity relating to the Licensed Patent Rights.  Neither Party nor their respective Affiliates will have an obligation, and MicroPort and its Affiliates will not have the right, to enforce the Licensed Patent Rights against a Third Party.

4.3                               Patent Marking.  MicroPort will comply with all applicable patent marking statutes in any country in which Licensed Products covered by Licensed Patent Rights are sold.  The Parties will consult with each other from time to time as necessary to update relevant information for purposes of appropriately marking Licensed Products.

ARTICLE V
REPRESENTATIONS; INDEMNIFICATION

5.1                               Representations.  Each Party hereby represents and warrants and covenants to the other Party that:

(a)                                 the execution and delivery of this Agreement by such Party and the performance by such Party of the transactions contemplated hereby have been duly authorized by all appropriate corporate action; and

(b)                                 this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding to which it is a party or by which it is bound.

5.2                               Indemnification.

(a)                                 Indemnity.  MicroPort will indemnify, defend and hold harmless ConforMIS, its Affiliates and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (the “ConforMIS Indemnitees”) from and against any liability, damage, loss or expense (including reasonable outside attorneys’ fees and expenses of litigation) incurred by or imposed upon such ConforMIS Indemnitees, or any of them, in connection with any claim, action or proceeding brought or initiated by a Third Party (“Claims”) to the extent that such Claim arises out of: (i) the breach or alleged breach of any obligation, representation or warranty of MicroPort under this Agreement; (ii) the negligence or willful misconduct of MicroPort or its Affiliates; or (iii) the development, manufacture, storage, handling, shipping, use, sale, offer for sale, importation or other commercialization of a Licensed Product; provided that (x) the ConforMIS Indemnitees comply with the procedure set forth in subsection (b) below; and (y) such indemnity will not apply to the extent such Claim arises from (i) the breach or alleged breach of any obligation, representation or warranty of ConforMIS under this Agreement; or (ii) the negligence or willful misconduct of any ConforMIS Indemnitee.

(b)                                 Indemnification Procedures.  In the event that a ConforMIS Indemnitee intends to claim indemnification under this Section 5.2, it will promptly notify MicroPort thereof, in writing, and MicroPort will assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that a ConforMIS Indemnitee will have the right to retain its own counsel, with the reasonable fees and expenses to be paid by MicroPort, if representation of such ConforMIS Indemnitee by the counsel retained by MicroPort would be inappropriate due to actual or potential differing interests between such ConforMIS Indemnitee and any other party represented by such counsel in such proceedings, as determined by counsel selected by MicroPort.  MicroPort will have the right to control the defense and settlement of any Claim for which indemnification is sought hereunder; provided that MicroPort will not settle any such Claim without the prior written consent of ConforMIS, which consent will not be unreasonably withheld or delayed provided such settlement does not include an admission of liability by ConforMIS.  Any ConforMIS Indemnitee will cooperate fully with MicroPort and its legal representatives in the investigation of any Claim for which indemnification is sought hereunder.

5.3                               Limitation of Liability.  EXCEPT FOR INDEMNIFICATION CLAIMS HEREUNDER, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR FOR ANY INDIRECT, EXEMPLARY, PUNITIVE, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND ARISING OUT OF THIS AGREEMENT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE VI
CONFIDENTIALITY

6.1                               Confidentiality Obligation.  With respect to Confidential Information, the Party receiving Confidential Information from the other Party acknowledges that the disclosing Party is and will remain the sole owner of the disclosing Party’s Confidential Information.  During the term of this Agreement and for a period of five (5) years thereafter, the receiving Party will take all commercially reasonable precautions to protect the confidentiality of the disclosing Party’s Confidential Information, and will not disclose or use any of the disclosing Party’s Confidential Information except as necessary to exercise its rights or perform its obligations under this Agreement.  Each receiving Party may disclose Confidential Information to its employees, accountants, lawyers, bankers, agents or other representatives who have a need to know such Confidential Information and who are obligated to protect the confidentiality of such Confidential Information under terms substantially similar to or more stringent than those set forth in this Article VI, or otherwise in conjunction with the preparation and filing of any information reasonably required to be filed in accordance with the laws or regulations of a bona fide government agency, commission or other administrative body.  Each receiving Party may also disclose Confidential Information to its Affiliates, provided that the receiving Party will be responsible ensuring that any Affiliate receiving the disclosing Party’s Confidential Information complies with the receiving Party’s confidentiality obligations hereunder.  Each receiving Party may disclose Confidential Information to a governmental authority or by order of a court of competent jurisdiction or otherwise as required by law, provided that the disclosure is subject to all applicable governmental or judicial protection available for like material and reasonable advance notice is given to the disclosing Party.  The obligations of nondisclosure and non-use hereunder will not apply to information that (a) was known to the receiving Party at the time it was disclosed, other than by previous disclosure by the disclosing Party, as evidenced by the receiving Party’s written records at the time of disclosure, (b) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement, (c) is lawfully and in good faith made available to the receiving Party by a Third Party that did not derive it, directly or indirectly, from the disclosing Party or (d) was independently discovered or developed by or on behalf of the receiving Party without the use of any Confidential Information of the disclosing Party.  Each Party agrees that the terms of this Agreement are the Confidential Information of the other Party.

6.2                               Public Announcements.  Other than as required by a Party or its Affiliates to comply with applicable laws or regulations, neither Party will make any public announcement disclosing the terms of this Agreement without the prior written consent of the other Party (not to be unreasonably withheld) and will, if required by law to make such public announcement: (a) to the extent possible, notify the other Party if it anticipates that it may be required to make such public announcement; (b) provide such other Party with a copy of such public announcement, or the relevant portions thereof, a reasonable time prior to its release (and any revisions to such public announcement a reasonable time prior to the release thereof); (c) consult with and follow any reasonable directions from the other Party with respect to disclosures in such public announcement; and (d) if disclosure cannot be avoided, only disclose Confidential Information to the extent necessary to comply with law.  Notwithstanding the foregoing, either Party may disclose the fact that the Action has been settled and may issue a press release regarding such settlement in substantially the form attached hereto as Exhibit D.

6.3                               SEC Filings.  In the event either Party proposes to file with the U.S. Securities and Exchange Commission (“SEC”) or the securities regulators of any state or other jurisdiction or any national securities exchange a registration statement or any other filing or submission that describes or refers to the terms and conditions of this Agreement, or includes this Agreement as an exhibit, under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities law or exchange rules, the Party making such filing shall use reasonable efforts to request and obtain confidential treatment of those terms or portions of this Agreement for which confidential treatment is available, as advised by counsel, and shall only disclose Confidential Information that it is advised by counsel is required to be disclosed.  If such confidential treatment is sought and obtained for the royalty rate in Section 3.2, and the disclosing party is required to characterize such rate, such characterization shall be, to the extent permitted by the securities regulator with whom the filing is to be made, as set forth in Section 6.4(b) of this Agreement.  In any event, the disclosing Party may characterize any terms of this Agreement as required by a securities regulator No such request for confidential treatment shall be required under this Section for any description of or reference to those terms or portions of this Agreement contained in the proposed filing, or any portion of this Agreement proposed to be filed as an exhibit, that have been included in any publicly available announcement, filing or submission previously made in accordance with the terms and conditions of this Agreement or otherwise approved by the other Party.

6.4                               Permitted Disclosure.  Notwithstanding the provisions of Sections 6.1, 6.2 and 6.3, either Party, without first seeking confidential treatment of such information or obtaining written consent to do so from the other Party: (a) may disclose the Agreement and its terms in the context of litigation or in the negotiation of a potential licensing, financing, merger, acquisition, divestiture or other business transaction with a Third Party conducted pursuant to a commercially reasonable non-disclosure agreement or protective order regarding confidentiality that provides protection for Confidential Information on terms substantially similar to or more stringent than those set forth in this Article VI and (b) may, in a filing with the SEC or the securities regulators of any state or other jurisdiction or any securities exchange, disclose the scope and terms of the license grants set forth in Section 2.1 and 2.2, including the Licensed Patents and the Field of Use, as well as the definitions of Net Sales and Royalty-Bearing Products, and characterize the royalty rate set forth in Section 3.2 substantially as a fixed royalty at a high single to low double digit percentage of net sales provided that the disclosing party also discloses in such filing, to the extent permitted by the SEC or other securities regulator, that MicroPort and Wright entered into a separate indemnification agreement related to such royalty obligation.

ARTICLE VII
TERM

7.1                               Term.  The term of this Agreement will commence on the Effective Date and end upon the expiration of all the Licensed Patent Rights; provided however, that the term of the license granted to MicroPort under the Future Patent Rights will terminate on December 31, 2029.

7.2                               Termination for Material Breach.  In the event that a Party has materially breached or defaulted in the performance of any of its obligations hereunder, and if such default is not corrected within forty-five (45) days after receiving written notice from the other Party with respect thereto, such other Party will have the right to terminate this Agreement by giving written notice to the breaching Party; provided that the time period for providing such notice of termination will be extended for so long as the breaching Party is engaged in good faith efforts to cure such breach or default.

7.3                               General Effect of Termination.

(a)                                 Termination of Rights.  Upon any early termination of this Agreement by operation of Sections 2.5 or 7.2, the rights and licenses granted to MicroPort under Section 2.1 will terminate.

(b)                                 Accrued Obligations.  Termination of this Agreement for any reason will not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

(c)                                  Survival.  Articles IV (Intellectual Property), V (Representations; Indemnification), VI (Confidentiality) and VIII (Dispute Resolution) and Sections 3.7 (Audit Right), 7.3 (General Effect of Termination), 8.1 (Governing Law), 8.2 (Waiver), 8.4 (Notices), 8.5 (Independent Contractors), 8.8 (No Third Party Beneficiaries), 8.9 (Entire Agreement, Waivers, Etc.) and 8.10 (Headings, Construction and Interpretations) hereof (and related definitions) will survive the expiration or termination of this Agreement for any reason.  In addition, any other provision required to interpret and enforce the Parties’ rights and obligations under this Agreement will also survive, but only to the extent required for the observation and performance of the aforementioned surviving portions of this Agreement.

ARTICLE VIII
MISCELLANEOUS

8.1                               Governing Law.  This Agreement will be deemed to have been made in the Commonwealth of Massachusetts, and its form, execution, validity, construction and effect will be determined in accordance with, and any dispute arising from the performance or breach hereof will be governed by and construed in accordance with, the laws of the Commonwealth of Massachusetts, without reference to conflicts of laws principles.  The sole and exclusive venue for any action arising out of or related to this Agreement is the United States District Court for Massachusetts to the extent that such court has, or has retained, jurisdiction, or otherwise a state court of competent jurisdiction in the Commonwealth of Massachusetts.  The Parties hereby agree and consent to personal jurisdiction in the Commonwealth of Massachusetts.

8.2                               Waiver.  Neither Party may waive or release any of its rights or interests in this Agreement except in writing.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.  No waiver by either Party of any condition or term in any one or more instances will be construed as a further or continuing waiver of such condition or term or of another condition or term.

8.3                               Assignment.  This Agreement will not be assignable by MicroPort to any Third Party without the written consent of ConforMIS, except that MicroPort may assign this Agreement in its entirety with prior notice to ConforMIS but without such consent, to (a) an Affiliate or (b) to a Third Party in connection with a sale or other transfer of substantially all the assets to which its license rights hereunder relate (including by sale of assets, merger, reorganization, re-domicile, sale of equity or other transaction).  The terms and conditions of this Agreement will be binding on and inure to the benefit of the permitted successors and assigns of MicroPort.  For clarity, and without limiting the rights granted to MicroPort and its Affiliates under Section 2.1, MicroPort may not assign any subset of its rights or obligations hereunder.

8.4                               Notices.  All notices hereunder will be in writing and will be delivered personally, by internationally recognized overnight courier service, registered or certified mail, postage prepaid, or mailed by express mail service to the following addresses of the respective Parties:

If to ConforMIS:	ConforMIS, Inc. 28 Crosby Drive Bedford, Massachusetts 01730 Attention: General Counsel

If to MicroPort:	MicroPort Orthopedics, Inc. 5677 Airline Road Arlington, TN 38002

Notices will be effective upon receipt if personally delivered, on the third Business Day following the date of mailing if sent by certified or registered mail, and on the second Business Day following the date of delivery if sent by express mail or overnight courier.  A Party may change its address listed above by written notice to the other Party provided in accordance with this Section.

8.5                               Independent Contractors.  Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute ConforMIS or MicroPort as partners or joint venturers in the legal sense.  No Party hereto will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party or to bind any other Party to any contract, agreement or undertaking with any Third Party.

8.6                               Severability.  If any term or provision of this Agreement will for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other term or provision hereof, and in lieu of each such invalid, illegal or unenforceable provision there will be added automatically as a part of this Agreement a provision that is valid, legal and enforceable, and as similar in terms to such invalid, illegal or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the Parties have bargained hereunder.

8.7                               Further Assurances.  At any time or from time to time on and after the date of this Agreement, either Party will at the request of the other Party (a) deliver to the requesting Party such records, data or other documents consistent with the provisions of this Agreement, (b) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of assignment, transfer or license, and (c) take or cause to be taken all such actions, as the requesting Party may reasonably deem necessary or desirable in order for the requesting Party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

8.8                               No Third Party Beneficiaries.  Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties hereto or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.9                               Entire Agreement, Waivers, Etc.  This Agreement constitutes the entire agreement, both written and oral, with respect to the subject matter hereof, and supersedes and terminates all prior or contemporaneous understandings or agreements, whether written or oral, between the Parties with respect to the subject matter hereof.  No terms or provisions of this Agreement will be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

8.10                        Headings, Construction and Interpretations.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.  The Parties have had the opportunity to consult with counsel, and the Parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation”.  Except where context requires otherwise, the word “or” will be interpreted in the inclusive sense commonly associated with the term “and/or”.  The words “hereof, “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

8.11                        Counterparts.  This Agreement may be executed in any number of separate counterparts, including .pdf versions, each of which will be deemed to be an original, but which together will constitute one and the same instrument.

8.12                        Costs.  Each Party will bear its own costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this License Agreement to be duly executed by their authorized representatives as of the Effective Date.

MICROPORT ORTHOPEDICS INC.		CONFORMIS, INC.

By:	/s/ Ted Davis	By:	/s/ Philipp Lang

Title:	CEO	Title:	CEO and President

Date:	April 13, 2015	Date:	April 13, 2015

EXHIBIT A
Existing Patent Rights Related to Patient Specific Instrumentation

The following list of patents and patent applications, and their foreign counterparts, are exemplary of Existing Patent Rights of Licensor related to the Field of Use.

ConforMIS Case No.	Patent/Application No.	Inventors/Applicant	Effective Filing Date	Issue Date
2960-116-US	7,618,451	Fitz et al.	11/25/03	11/17/09
2960-121-US	7,534,263	Burdulis et al.	12/2/05	5/19/09
2960-123-US	8,377,129	Fitz et al.	10/27/09	2/19/13
2960-135-US	8,122,582	Burdulis et al.	1/28/09	2/28/12
2960-136-US	8,066,708	Lang et al.	2/6/07	11/29/11
2960-142-US	8,460,304	Fitz et al.	10/27/09	6/11/13
2960-149-US	7,981,158	Fitz et al.	6/9/08	7/19/11
2960-156-US	8,062,302	Lang et al.	6/9/08	11/22/11
2960-157-US	8,105,330	Fitz et al.	6/9/08	1/31/12
2960-166-US	8,083,745	Lang et al.	3/14/08	12/27/11
2960-174-US	8,439,926	Bojarski et al.	3/5/09	5/14/13
2960-185-US	8,094,900	Tsougarakis et al.	11/9/09	1/10/12
2960-193-US	8,709,089	Lang et al.	5/3/10	4/29/14
2960-194-US	8,366,771	Burdulis et al.	5/10/10	2/5/13
2960-195-US	8,337,501	Burdulis et al.	5/10/10	12/25/12
2960-197-US	8,585,708	Fitz et al.	5/11/10	11/19/13
2960-A01-US	8,768,028	Lang et al.	5/11/10	7/1/14
2960-A50-US	8,623,026	Wong et al.	8/10/11	1/7/14
2960-A56-US	8,657,827	Lang et al.	11/22/11	2/25/14
2960-A72-US	13/397,457	Bojarski et al.	2/15/12	Allowed
2960-A77-US	13/405,843	Burdulis et al.	2/27/12	Allowed
2960-A90-US	8,641,716	Fitz et al.	7/19/12	2/4/14
2960-A91-US	8,617,172	Fitz et al.	7/20/12	12/31/13
2960-B16-US	8,529,630	Bojarski et al.	9/24/12	9/10/13
2960-B17-US	8,556,906	Fitz et al.	9/24/12	10/15/13
2960-B18-US	8,551,169	Fitz et al.	9/24/12	10/8/13
2960-B19-US	8,551,102	Fitz et al.	9/24/12	10/8/13
2960-B20-US	8,561,278	Fitz et al.	9/24/12	10/22/13
2960-B21-US	8,562,611	Fitz et al.	9/24/12	10/22/13
2960-B22-US	8,568,479	Fitz et al.	9/24/12	10/29/13
2960-B23-US	8,551,103	Fitz et al.	9/24/12	10/8/13
2960-B24-US	8,556,907	Fitz et al.	9/24/12	10/15/13
2960-B25-US	8,568,480	Fitz et al.	9/24/12	10/29/13
2960-B26-US	8,562,618	Fitz et al.	9/24/12	10/22/13
2960-B95-US	14/072,754	Fitz et al.	11/5/13	Allowed
2960-B96-US	8,951,259	Fitz et al.	11/5/13	2/10/15
2960-C07-US	14/072,751	Fitz et al.	11/5/13	Allowed
2960-C08-US	14/072,771	Fitz et al.	11/5/13	Allowed

EXHIBIT B
Exemplar of Spreadsheet
Net Sales of Royalty Bearing Product Calculation

[see attached]

Conformis License
Exhibit B — Exemplar of Royalty Calculation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of four pages were omitted. [**]

2

EXHIBIT C
Parts List

[see attached]

Colors used to identify components on the ADVANCE and EVOLUTION spreadsheets:
Tibial inserts
Tibial bases
Femoral implants
Patella implants	Note: EVOLUTION knee does not have its own patella components. EVOLUTION uses ADVANCE patellas.

ADVANCE	Inserts	CS INSERT	A-Class	KIMA110L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 LEFT 10mm
				KIMA110R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 RIGHT 10mm
				KIMA112L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 LEFT 12mm
				KIMA112R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 RIGHT 12mm
				KIMA114L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 LEFT 14mm
				KIMA114R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 RIGHT 14mm
				KIMA117L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 LEFT 17mm
				KIMA117R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 1 RIGHT 17mm
				KIMA210L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 LEFT 10mm
				KIMA210R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 RIGHT 10mm
				KIMA212L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 LEFT 12mm
				KIMA212R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 RIGHT 12mm
				KIMA214L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 LEFT 14mm
				KIMA214R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 RIGHT 14mm
				KIMA217L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 LEFT 17mm
				KIMA217R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 2 RIGHT 17mm
				KIMA310L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 LEFT 10mm
				KIMA310R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 RIGHT 10mm
				KIMA312L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 LEFT 12mm
				KIMA312R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 RIGHT 12mm
				KIMA314L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 LEFT 14mm
				KIMA314R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 RIGHT 14mm
				KIMA317L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 LEFT 17mm
				KIMA317R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 3 RIGHT 17mm
				KIMA410L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 LEFT 10mm
				KIMA410R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 RIGHT 10mm
				KIMA412L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 LEFT 12mm
				KIMA412R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 RIGHT 12mm
				KIMA414L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 LEFT 14mm
				KIMA414R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 RIGHT 14mm
				KIMA417L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 LEFT 17mm
				KIMA417R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 4 RIGHT 17mm
				KIMA510L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 LEFT 10mm
				KIMA510R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 RIGHT 10mm
				KIMA512L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 LEFT 12mm
				KIMA512R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 RIGHT 12mm
				KIMA514L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 LEFT 14mm
				KIMA514R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 RIGHT 14mm
				KIMA517L	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 LEFT 17mm
				KIMA517R	ADVANCE® MP™ A-CLASS®TIBIAL INSERT SZ 5 RIGHT 17mm
			Med. Piv. Insert Adva	KITC110L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 1 LEFT 10mm
				KITC110R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 1 RIGHT 10mm
				KITC112L	ADVANCE® I MEDIAL PIVOT
				KITC112R	ADVANCE® I MEDIAL PIVOT
				KITC114L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 1 LEFT 14mm

KITC114R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 1 RIGHT 14mm
KITC117L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 1 LEFT 17mm
KITC117R	ADVANCE® I MEDIAL PIVOT
KITC210L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 LEFT 10mm
KITC210R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 RIGHT 10mm
KITC212L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 LEFT 12mm
KITC212R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 RIGHT 12mm
KITC214L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 LEFT 14mm
KITC214R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 RIGHT 14mm
KITC217L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 LEFT 17mm
KITC217R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 2 RIGHT 17mm
KITC310L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 LEFT 10mm
KITC310R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 RIGHT 10mm
KITC312L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 LEFT 12mm
KITC312R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 RIGHT 12mm
KITC314L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 LEFT 14mm
KITC314R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 RIGHT 14mm
KITC317L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 LEFT 17mm
KITC317R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 3 RIGHT 17mm
KITC410L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 LEFT 10mm
KITC410R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 RIGHT 10mm
KITC412L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 LEFT 12mm
KITC412R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 RIGHT 12mm
KITC414L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 LEFT 14mm
KITC414R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 RIGHT 14mm
KITC417L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 LEFT 17mm
KITC417R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 4 RIGHT 17mm
KITC510L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 LEFT 10mm
KITC510R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 RIGHT 10mm
KITC512L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 LEFT 12mm
KITC512R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 RIGHT 12mm
KITC514L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 LEFT 14mm
KITC514R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 RIGHT 14mm
KITC517L	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 LEFT 17mm
KITC517R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 5 RIGHT 17mm
KITC610L	ADVANCE® I MEDIAL PIVOT
KITC610R	ADVANCE® I MEDIAL PIVOT
KITC612L	ADVANCE® I MEDIAL PIVOT
KITC612R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 6 RIGHT 12mm
KITC614L	ADVANCE® I MEDIAL PIVOT
KITC614R	ADVANCE® I MEDIAL PIVOT
KITC617L	ADVANCE® I MEDIAL PIVOT
KITC617R	ADVANCE® I MEDIAL PIVOTINSERT SIZE 6 RIGHT 17mm

Med. Piv. Insert Adva	KIMP010L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 LEFT 10mm
	KIMP010R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 RIGHT 10mm
	KIMP012L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 LEFT 12mm
	KIMP012R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 RIGHT 12mm
	KIMP014L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 LEFT 14mm
	KIMP014R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 RIGHT 14mm
	KIMP017L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 LEFT 17mm
	KIMP017R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 RIGHT 17mm
	KIMP020L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 LEFT 20mm
	KIMP020R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 0 RIGHT 20mm
	KIMP110L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 LEFT 10mm
	KIMP110R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 RIGHT 10mm
	KIMP112L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 LEFT 12mm
	KIMP112R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 RIGHT 12mm
	KIMP114L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 LEFT 14mm
	KIMP114R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 RIGHT 14mm
	KIMP117L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 LEFT 17mm
	KIMP117R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 RIGHT 17mm
	KIMP120L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 LEFT 20mm
	KIMP120R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 RIGHT 20mm
	KIMP125L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 LEFT 25mm
	KIMP125R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1 RIGHT 25mm
	KIMP210L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 LEFT 10mm
	KIMP210R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 RIGHT 10mm
	KIMP212L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 LEFT 12mm
	KIMP212R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 RIGHT 12mm
	KIMP214L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 LEFT 14mm
	KIMP214R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 RIGHT 14mm
	KIMP217L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 LEFT 17mm
	KIMP217R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 RIGHT 17mm
	KIMP220L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 LEFT 20mm
	KIMP220R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 RIGHT 20mm
	KIMP225L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 LEFT 25mm
	KIMP225R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 2 RIGHT 25mm
	KIMP310L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 LEFT 10mm
	KIMP310R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 RIGHT 10mm
	KIMP312L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 LEFT 12mm
	KIMP312R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 RIGHT 12mm
	KIMP314L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 LEFT 14mm
	KIMP314R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 RIGHT 14mm
	KIMP317L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 LEFT 17mm
	KIMP317R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 RIGHT 17mm
	KIMP320L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 LEFT 20mm
	KIMP320R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 RIGHT 20mm

KIMP325L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 LEFT 25mm
KIMP325R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 3 RIGHT 25mm
KIMP410L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 LEFT 10mm
KIMP410R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 RIGHT 10mm
KIMP412L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 LEFT 12mm
KIMP412R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 RIGHT 12mm
KIMP414L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 LEFT 14mm
KIMP414R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 RIGHT 14mm
KIMP417L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 LEFT 17mm
KIMP417R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 RIGHT 17mm
KIMP420L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 LEFT 20mm
KIMP420R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 RIGHT 20mm
KIMP425L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 LEFT 25mm
KIMP425R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 4 RIGHT 25mm
KIMP510L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 LEFT 10mm
KIMP510R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 RIGHT 10mm
KIMP512L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 LEFT 12mm
KIMP512R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 RIGHT 12mm
KIMP514L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 LEFT 14mm
KIMP514R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 RIGHT 14mm
KIMP517L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 LEFT 17mm
KIMP517R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 RIGHT 17mm
KIMP520L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 LEFT 20mm
KIMP520R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 RIGHT 20mm
KIMP525L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 LEFT 25mm
KIMP525R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 5 RIGHT 25mm
KIMP610L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 LEFT 10mm
KIMP610R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 RIGHT 10mm
KIMP612L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 LEFT 12mm
KIMP612R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 RIGHT 12mm
KIMP614L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 LEFT 14mm
KIMP614R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 RIGHT 14mm
KIMP617L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 LEFT 17mm
KIMP617R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 RIGHT 17mm
KIMP620L	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 LEFT 20mm
KIMP620R	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 6 RIGHT 20mm
KMPL1510	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5 LEFT 10mm
KMPL1512	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5 LEFT 12mm
KMPL1514	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5 LEFT 14mm
KMPL1517	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5 LEFT 17mm
KMPL1520	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5 LEFT 20mm
KMPR1510	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5RIGHT 10mm
KMPR1512	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5RIGHT 12mm
KMPR1514	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5RIGHT 14mm

		KMPR1517	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5RIGHT 17mm
		KMPR1520	ADVANCE® II MEDIAL PIVOTTIBIAL INSERT SZ 1.5RIGHT 20mm
PS INSERT	Pst Stab Insert Adva	KIPS0214	ADVANCE® I POST STABILIZEDTIBIAL INSERT SIZE 2 14mm
		KIPS0217	ADVANCE® I POST STABILIZEDTIBIAL INSERT SIZE 2 17mm
		KIPS0314	ADVANCE® I POST STABILIZEDTIBIAL INSERT SIZE 3 14mm
		KIPS0317	ADVANCE® I POST STABILIZEDTIBIAL INSERT SIZE 3 17mm
		KIPS0414	ADVANCE® I POST STABILIZEDTIBIAL INSERT SIZE 4 14mm
		KIPS0417	ADVANCE® I POST STABILIZEDTIBIAL INSERT SIZE 4 17mm
		KIPS0625	ADVANCE® I POST STABILIZED
		KIPS1110	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 1 10mm
		KIPS1210	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 2 10mm
		KIPS1212	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 2 12mm
		KIPS1310	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 3 10mm
		KIPS1312	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 3 12mm
		KIPS1410	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 4 10mm
		KIPS1412	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 4 12mm
		KIPS1510	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 5 10mm
		KIPS1612	ADVANCE® POSTERIOR STABILIZEDTIBIAL INSERT SIZE 6 12mm
	Pst Stab Insert Adva	KIPS2110	ADVANCE® II POST STABTIBIAL INSERT SIZE 1 10mm
		KIPS2112	ADVANCE® II POST STABTIBIAL INSERT SIZE 1 12mm
		KIPS2114	ADVANCE® II POST STABTIBIAL INSERT SIZE 1 14mm
		KIPS2117	ADVANCE® II POST STABTIBIAL INSERT SIZE 1 17mm
		KIPS2120	ADVANCE® II POST STABTIBIAL INSERT SIZE 1 20mm
		KIPS2125	ADVANCE® II POST STABTIBIAL INSERT SIZE 1 25mm
		KIPS2210	ADVANCE® II POST STABTIBIAL INSERT SIZE 2 10mm
		KIPS2212	ADVANCE® II POST STABTIBIAL INSERT SIZE 2 12mm
		KIPS2214	ADVANCE® II POST STABTIBIAL INSERT SIZE 2 14mm
		KIPS2217	ADVANCE® II POST STABTIBIAL INSERT SIZE 2 17mm
		KIPS2220	ADVANCE® II POST STABTIBIAL INSERT SIZE 2 20mm
		KIPS2225	ADVANCE® II POST STABTIBIAL INSERT SIZE 2 25mm
		KIPS2310	ADVANCE® II POST STABTIBIAL INSERT SIZE 3 10mm
		KIPS2312	ADVANCE® II POST STABTIBIAL INSERT SIZE 3 12mm
		KIPS2314	ADVANCE® II POST STABTIBIAL INSERT SIZE 3 14mm
		KIPS2317	ADVANCE® II POST STABTIBIAL INSERT SIZE 3 17mm
		KIPS2320	ADVANCE® II POST STABTIBIAL INSERT SIZE 3 20mm
		KIPS2325	ADVANCE® II POST STABTIBIAL INSERT SIZE 3 25mm
		KIPS2410	ADVANCE® II POST STABTIBIAL INSERT SIZE 4 10mm
		KIPS2412	ADVANCE® II POST STABTIBIAL INSERT SIZE 4 12mm
		KIPS2414	ADVANCE® II POST STABTIBIAL INSERT SIZE 4 14mm
		KIPS2417	ADVANCE® II POST STABTIBIAL INSERT SIZE 4 17mm
		KIPS2420	ADVANCE® II POST STABTIBIAL INSERT SIZE 4 20mm
		KIPS2425	ADVANCE® II POST STABTIBIAL INSERT SIZE 4 25mm
		KIPS2510	ADVANCE® II POST STABTIBIAL INSERT SIZE 5 10mm
		KIPS2512	ADVANCE® II POST STABTIBIAL INSERT SIZE 5 12mm
		KIPS2514	ADVANCE® II POST STABTIBIAL INSERT SIZE 5 14mm

		KIPS2517	ADVANCE® II POST STABTIBIAL INSERT SIZE 5 17mm
		KIPS2520	ADVANCE® II POST STABTIBIAL INSERT SIZE 5 20mm
		KIPS2525	ADVANCE® II POST STABTIBIAL INSERT SIZE 5 25mm
		KIPS2610	ADVANCE® II POST STABTIBIAL INSERT SIZE 6 10mm
		KIPS2612	ADVANCE® II POST STABTIBIAL INSERT SIZE 6 12mm
		KIPS2614	ADVANCE® II POST STABTIBIAL INSERT SIZE 6 14mm
		KIPS2617	ADVANCE® II POST STABTIBIAL INSERT SIZE 6 17mm
		KIPS2620	ADVANCE® II POST STABTIBIAL INSERT SIZE 6 20mm
		KIPS2625	ADVANCE® II POST STABTIBIAL INSERT SIZE 6 25mm
CR INSERT	No Code for this Lev	KDHL1510	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 LEFT 10MM
		KDHL1512	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 LEFT 12MM
		KDHL1514	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 LEFT 14MM
		KDHL1517	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 LEFT 17MM
		KDHR1510	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 RIGHT 10MM
		KDHR1512	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 RIGHT 12MM
		KDHR1514	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 RIGHT 14MM
		KDHR1517	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1.5 RIGHT 17MM
		KIDH010L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 LEFT 10MM
		KIDH010R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 RIGHT 10MM
		KIDH012L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 LEFT 12MM
		KIDH012R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 RIGHT 12MM
		KIDH014L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 LEFT 14MM
		KIDH014R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 RIGHT 14MM
		KIDH017L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 LEFT 17MM
		KIDH017R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 0 RIGHT 17MM
		KIDH110L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 LEFT 10MM
		KIDH110R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 RIGHT 10MM
		KIDH112L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 LEFT 12MM
		KIDH112R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 RIGHT 12MM
		KIDH114L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 LEFT 14MM
		KIDH114R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 RIGHT 14MM
		KIDH117L	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 LEFT 17MM
		KIDH117R	ADVANCE® DOUBLE HIGH TIBIALINSERT SIZE 1 RIGHT 17MM
		KIDH210L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 LEFT 10mm
		KIDH210R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 RIGHT 10mm
		KIDH212L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 LEFT 12mm
		KIDH212R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 RIGHT 12mm
		KIDH214L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 LEFT 14mm
		KIDH214R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 RIGHT 14mm
		KIDH217L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 LEFT 17mm
		KIDH217R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 2 RIGHT 17mm
		KIDH310L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 LEFT 10mm
		KIDH310R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 RIGHT 10mm

			KIDH312L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 LEFT 12mm
			KIDH312R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 RIGHT 12mm
			KIDH314L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 LEFT 14mm
			KIDH314R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 RIGHT 14mm
			KIDH317L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 LEFT 17mm
			KIDH317R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 3 RIGHT 17mm
			KIDH410L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 LEFT 10mm
			KIDH410R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 RIGHT 10mm
			KIDH412L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 LEFT 12mm
			KIDH412R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 RIGHT 12mm
			KIDH414L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 LEFT 14mm
			KIDH414R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 RIGHT 14mm
			KIDH417L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 LEFT 17mm
			KIDH417R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 4 RIGHT 17mm
			KIDH510L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 LEFT 10mm
			KIDH510R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 RIGHT 10mm
			KIDH512L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 LEFT 12mm
			KIDH512R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 RIGHT 12mm
			KIDH514L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 LEFT 14mm
			KIDH514R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 RIGHT 14mm
			KIDH517L	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 LEFT 17mm
			KIDH517R	ADVANCE® DOUBLE HIGH TIBIALINSERT SZ 5 RIGHT 17mm
	TRADITIONAL INSERT	Trad. Insert Advance	KITC2110	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 1 10mm
			KITC2112	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 1 12mm
			KITC2114	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 1 14mm
			KITC2117	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 1 17mm
			KITC2210	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 2 10mm
			KITC2212	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 2 12mm
			KITC2214	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 2 14mm
			KITC2217	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 2 17mm
			KITC2310	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 3 10mm
			KITC2312	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 3 12mm
			KITC2314	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 3 14mm
			KITC2317	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 3 17mm
			KITC2410	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 4 10mm
			KITC2412	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 4 12mm
			KITC2414	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 4 14mm
			KITC2417	ADVANCE® II TRADITIONAL TIBIALINSERT SIZE 4 17mm
Knee femorals	CS / CR FEMORAL	Porous - HA	KFTCHA1L	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 1 LEFT
			KFTCHA1R	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 1 RIGHT
			KFTCHA2L	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 2 LEFT
			KFTCHA2R	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 2 RIGHT
			KFTCHA3L	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 3 LEFT

		KFTCHA3R	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 3 RIGHT
		KFTCHA4L	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 4 LEFT
		KFTCHA4R	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 4 RIGHT
		KFTCHA5L	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 5 LEFT
		KFTCHA5R	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 5 RIGHT
		KFTCHA6L	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 6 LEFT
		KFTCHA6R	ADVANCE® PRIMARY HA COATEDFEMORAL COMPONENT SIZE 6 RIGHT
CS/CR NARROW FEMOR	Non-Porous	KFTCNN2L	ADVANCE STATURE® FEMURSIZE 2 LEFT NONPOR
		KFTCNN2R	ADVANCE STATURE® FEMURSIZE 2 RIGHT NONPOR
		KFTCNN3L	ADVANCE STATURE® FEMURSIZE 3 LEFT NONPOR
		KFTCNN3R	ADVANCE STATURE® FEMURSIZE 3 RIGHT NONPOR
		KFTCNN4L	ADVANCE STATURE® FEMURSIZE 4 LEFT NONPOR
		KFTCNN4R	ADVANCE STATURE® FEMURSIZE 4 RIGHT NONPOR
	Porous	KFTCPN2L	ADVANCE STATURE® FEMURSIZE 2 LEFT POR
		KFTCPN2R	ADVANCE STATURE® FEMURSIZE 2 RIGHT POR
		KFTCPN3L	ADVANCE STATURE® FEMURSIZE 3 LEFT POR
		KFTCPN3R	ADVANCE STATURE® FEMURSIZE 3 RIGHT POR
		KFTCPN4L	ADVANCE STATURE® FEMURSIZE 4 LEFT POR
		KFTCPN4R	ADVANCE STATURE® FEMURSIZE 4 RIGHT POR
PS FEMORAL	Non-Porous	KFPSNP10	ADVANCE® POST STAB FEMORALSIZE 1 NONPOROUS
		KFPSNP20	ADVANCE® POST STAB FEMORALSIZE 2 NONPOROUS
		KFPSNP30	ADVANCE® POST STAB FEMORALSIZE 3 NONPOROUS
		KFPSNP40	ADVANCE® POST STAB FEMORALSIZE 4 NONPOROUS
		KFPSNP50	ADVANCE® POST STAB FEMORALSIZE 5 NONPOROUS
		KFPSNP60	ADVANCE® POST STAB FEMORALSIZE 6 NONPOROUS
CS/CR FEMORAL	Non-Porous	KFCNP15L	ADVANCE® PRIMARY FEMORALSIZE 1.5 LEFT NONPOROUS
		KFCNP15R	ADVANCE® PRIMARY FEMORALSIZE 1.5 RIGHT NONPOROUS
		KFTCNP0L	ADVANCE® PRIMARY FEMORALSIZE 0 LEFT NONPOROUS
		KFTCNP0R	ADVANCE® PRIMARY FEMORALSIZE 0 RIGHT NONPOROUS
		KFTCNP1L	ADVANCE® PRIMARY FEMORALSIZE 1 LEFT NONPOROUS
		KFTCNP1R	ADVANCE® PRIMARY FEMORALSIZE 1 RIGHT NONPOROUS
		KFTCNP2L	ADVANCE® PRIMARY FEMORALSIZE 2 LEFT NONPOROUS
		KFTCNP2R	ADVANCE® PRIMARY FEMORALSIZE 2 RIGHT NONPOROUS
		KFTCNP3L	ADVANCE® PRIMARY FEMORALSIZE 3 LEFT NONPOROUS
		KFTCNP3R	ADVANCE® PRIMARY FEMORALSIZE 3 RIGHT NONPOROUS
		KFTCNP4L	ADVANCE® PRIMARY FEMORALSIZE 4 LEFT NONPOROUS
		KFTCNP4R	ADVANCE® PRIMARY FEMORALSIZE 4 RIGHT NONPOROUS
		KFTCNP5L	ADVANCE® PRIMARY FEMORALSIZE 5 LEFT NONPOROUS
		KFTCNP5R	ADVANCE® PRIMARY FEMORALSIZE 5 RIGHT NONPOROUS
		KFTCNP6L	ADVANCE® PRIMARY FEMORALSIZE 6 LEFT NONPOROUS

			KFTCNP6R	ADVANCE® PRIMARY FEMORALSIZE 6 RIGHT NONPOROUS
		Porous	KFCPC15L	ADVANCE® PRIMARY FEMORALSIZE 1.5 LEFT POROUS
			KFCPC15R	ADVANCE® PRIMARY FEMORALSIZE 1.5 RIGHT POROUS
			KFTCPC0L	ADVANCE® PRIMARY FEMORALSIZE 0 LEFT POROUS
			KFTCPC0R	ADVANCE® PRIMARY FEMORALSIZE 0 RIGHT POROUS
			KFTCPC1L	ADVANCE® PRIMARY FEMORALSIZE 1 LEFT POROUS
			KFTCPC1R	ADVANCE® PRIMARY FEMORALSIZE 1 RIGHT POROUS
			KFTCPC2L	ADVANCE® PRIMARY FEMORALSIZE 2 LEFT POROUS
			KFTCPC2R	ADVANCE® PRIMARY FEMORALSIZE 2 RIGHT POROUS
			KFTCPC3L	ADVANCE® PRIMARY FEMORALSIZE 3 LEFT POROUS
			KFTCPC3R	ADVANCE® PRIMARY FEMORALSIZE 3 RIGHT POROUS
			KFTCPC4L	ADVANCE® PRIMARY FEMORALSIZE 4 LEFT POROUS
			KFTCPC4R	ADVANCE® PRIMARY FEMORALSIZE 4 RIGHT POROUS
			KFTCPC5L	ADVANCE® PRIMARY FEMORALSIZE 5 LEFT POROUS
			KFTCPC5R	ADVANCE® PRIMARY FEMORALSIZE 5 RIGHT POROUS
			KFTCPC6L	ADVANCE® PRIMARY FEMORALSIZE 6 LEFT POROUS
			KFTCPC6R	ADVANCE® PRIMARY FEMORALSIZE 6 RIGHT POROUS
Stems	Pressfit Keel	Modular	KSPM1512	ADVANCE®PRESS FIT KEEL MODULAR15MM X SIZE 1/1+/2
			KSPM1534	ADVANCE®PRESS FIT KEEL MODULAR15MM X SIZE 2+/3/3+/4
			KSPM1556	ADVANCE®PRESS FIT KEEL MODULAR15MM X SIZE 4+/5/5+/6
		Primary	KSPP1512	ADVANCE®PRESS FIT KEEL PRIMARY15MM X SIZE 1/1+/2
			KSPP1534	ADVANCE®PRESS FIT KEEL PRIMARY15MM X SIZE 2+/3/3+/4
			KSPP1556	ADVANCE®PRESS FIT KEEL PRIMARY15MM X SIZE 4+/5/5+/6
Tibial Bases	Non-modular Base	Non-Porous	KTCCNP10	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 1 STANDARD
			KTCCNP11	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 1+
			KTCCNP20	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 2 STANDARD
			KTCCNP21	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 2+
			KTCCNP25	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 2.5
			KTCCNP30	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 3 STANDARD
			KTCCNP31	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 3+
			KTCCNP40	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 4 STANDARD
			KTCCNP41	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 4+
			KTCCNP50	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 5 STANDARD
			KTCCNP51	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 5+
			KTCCNP60	ADVANCE® II CoCr TIBIAL BASENONPOROUS SZ 6 STANDARD
	Modular Base	Spiked Foam Metal	KTSLFM10	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 1
			KTSLFM11	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 1+
			KTSLFM20	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 2
			KTSLFM21	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 2+
			KTSLFM25	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 2.5
			KTSLFM30	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 3
			KTSLFM31	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 3+
			KTSLFM40	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 4
			KTSLFM41	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 4+

			KTSLFM50	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 5
			KTSLFM51	ADVANCE® BIOFOAM® TIBIA BASEW/O SCREWHOLES SIZE 5+
		Spiked Foam Metal	KTSCFM10	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 1
			KTSCFM11	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 1+
			KTSCFM20	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 2
			KTSCFM21	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 2+
			KTSCFM25	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 2.5
			KTSCFM30	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 3
			KTSCFM31	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 3+
			KTSCFM40	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 4
			KTSCFM41	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 4+
			KTSCFM50	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 5
			KTSCFM51	ADVANCE® BIOFOAM® TIBIA BASEW/ SCREWHOLES SIZE 5+
PATELLA	Onlay Patella	Porous	KPON29MB	ADVANCE® ONLAY METAL BACKPATELLA 29MM
			KPON32MB	ADVANCE® ONLAY METAL BACKPATELLA 32MM
			KPON35MB	ADVANCE® ONLAY METAL BACKPATELLA 35MM
			KPON38MB	ADVANCE® ONLAY METAL BACKPATELLA 38MM
		Single-Peg	KPON32ST	ADVANCE® ONLAY ALL-POLYPATELLA 32mm SINGLE PEG
			KPON35ST	ADVANCE® ONLAY ALL-POLYPATELLA 35mm SINGLE PEG
			KPON38SP	ADVANCE® ONLAY ALL-POLYPATELLA 38mm SINGLE PEG
			KPON41SP	ADVANCE® ONLAY ALL-POLYPATELLA 41mm SINGLE PEG
		Tri-Peg	KPONTP26	ADVANCE® ONLAY ALL-POLYPATELLA 26mm TRI-PEG
			KPONTP29	ADVANCE® ONLAY ALL-POLYPATELLA 29mm TRI-PEG
			KPONTP32	ADVANCE® ONLAY ALL-POLYPATELLA 32mm TRI-PEG
			KPONTP35	ADVANCE® ONLAY ALL-POLYPATELLA 35mm TRI-PEG
			KPONTP38	ADVANCE® ONLAY ALL-POLYPATELLA 38mm TRI-PEG
			KPONTP41	ADVANCE® ONLAY ALL-POLYPATELLA 41mm TRI-PEG
	Recessed Patella	Porous	KPRC28MB	ADVANCE® RECESSED METAL BACKPATELLA 28mm
		All Poly - HI	KPRC25HI	ADVANCE® RECESSED ALL-POLYPATELLA HIGH DOME 25mm
			KPRC28HI	ADVANCE® RECESSED ALL-POLYPATELLA HIGH DOME 28mm
		All Poly - LO	KPRC25LO	ADVANCE® RECESSED ALL-POLYPATELLA LOW DOME 25mm
			KPRC28LO	ADVANCE® RECESSED ALL-POLYPATELLA LOW DOME 28mm

EVOLUTION	Inserts	CS INSERT	No Code for this Level	EAI2110L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 LEFT 10MM
				EAI2110R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 RIGHT 10MM
				EAI2112L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 LEFT 12MM
				EAI2112R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 RIGHT 12MM
				EAI2114L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 LEFT 14MM
				EAI2114R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 RIGHT 14MM
				EAI2117L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 LEFT 17MM
				EAI2117R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 RIGHT 17MM
				EAI2120L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 LEFT 20MM
				EAI2120R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 2/1 RIGHT 20MM
				EAI3110L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 LEFT 10MM
				EAI3110R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 RIGHT 10MM
				EAI3112L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 LEFT 12MM
				EAI3112R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 RIGHT 12MM
				EAI3114L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 LEFT 14MM
				EAI3114R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 RIGHT 14MM
				EAI3117L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 LEFT 17MM
				EAI3117R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 RIGHT 17MM
				EAI3120L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 LEFT 20MM
				EAI3120R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 3/1 RIGHT 20MM
				EAI4110L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 LEFT 10MM
				EAI4110R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 RIGHT 10MM
				EAI4112L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 LEFT 12MM
				EAI4112R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 RIGHT 12MM
				EAI4114L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 LEFT 14MM
				EAI4114R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 RIGHT 14MM
				EAI4117L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 LEFT 17MM
				EAI4117R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 RIGHT 17MM
				EAI4120L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 LEFT 20MM
				EAI4120R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/1 RIGHT 20MM
				EAI4210L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 LEFT 10MM
				EAI4210R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 RIGHT 10MM
				EAI4212L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 LEFT 12MM
				EAI4212R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 RIGHT 12MM
				EAI4214L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 LEFT 14MM
				EAI4214R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 RIGHT 14MM
				EAI4217L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 LEFT 17MM
				EAI4217R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 RIGHT 17MM
				EAI4220L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 LEFT 20MM
				EAI4220R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 4/2 RIGHT 20MM
				EAI5210L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 LEFT 10MM

EAI5210R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 RIGHT 10MM
EAI5212L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 LEFT 12MM
EAI5212R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 RIGHT 12MM
EAI5214L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 LEFT 14MM
EAI5214R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 RIGHT 14MM
EAI5217L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 LEFT 17MM
EAI5217R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 RIGHT 17MM
EAI5220L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 LEFT 20MM
EAI5220R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/2 RIGHT 20MM
EAI5310L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 LEFT 10MM
EAI5310R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 RIGHT 10MM
EAI5312L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 LEFT 12MM
EAI5312R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 RIGHT 12MM
EAI5314L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 LEFT 14MM
EAI5314R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 RIGHT 14MM
EAI5317L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 LEFT 17MM
EAI5317R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 RIGHT 17MM
EAI5320L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 LEFT 20MM
EAI5320R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 5/3 RIGHT 20MM
EAI6310L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 LEFT 10MM
EAI6310R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 RIGHT 10MM
EAI6312L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 LEFT 12MM
EAI6312R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 RIGHT 12MM
EAI6314L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 LEFT 14MM
EAI6314R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 RIGHT 14MM
EAI6317L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 LEFT 17MM
EAI6317R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 RIGHT 17MM
EAI6320L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 LEFT 20MM
EAI6320R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/3 RIGHT 20MM
EAI6410L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 LEFT 10MM
EAI6410R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 RIGHT 10MM
EAI6412L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 LEFT 12MM
EAI6412R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 RIGHT 12MM
EAI6414L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 LEFT 14MM
EAI6414R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 RIGHT 14MM
EAI6417L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 LEFT 17MM
EAI6417R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 RIGHT 17MM
EAI6420L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 LEFT 20MM
EAI6420R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 6/4 RIGHT 20MM
EAI7410L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 LEFT 10MM
EAI7410R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 RIGHT 10MM

EAI7412L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 LEFT 12MM
EAI7412R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 RIGHT 12MM
EAI7414L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 LEFT 14MM
EAI7414R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 RIGHT 14MM
EAI7417L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 LEFT 17MM
EAI7417R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 RIGHT 17MM
EAI7420L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 LEFT 20MM
EAI7420R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/4 RIGHT 20MM
EAI7510L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 LEFT 10MM
EAI7510R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 RIGHT 10MM
EAI7512L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 LEFT 12MM
EAI7512R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 RIGHT 12MM
EAI7514L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 LEFT 14MM
EAI7514R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 RIGHT 14MM
EAI7517L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 LEFT 17MM
EAI7517R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 RIGHT 17MM
EAI7520L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 LEFT 20MM
EAI7520R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 7/5 RIGHT 20MM
EAI8510L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 LEFT 10MM
EAI8510R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 RIGHT 10MM
EAI8512L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 LEFT 12MM
EAI8512R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 RIGHT 12MM
EAI8514L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 LEFT 14MM
EAI8514R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 RIGHT 14MM
EAI8517L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 LEFT 17MM
EAI8517R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 RIGHT 17MM
EAI8520L	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 LEFT 20MM
EAI8520R	EVOLUTION®MP ADAPTIVE CS INSERIMPLANT SZ 8/5 RIGHT 20MM
EIS1P10L	EVOLUTION® MP™ CS INSERTSIZE 1+ 10MM LEFT
EIS1P10R	EVOLUTION® MP™ CS INSERTSIZE 1+ 10MM RIGHT
EIS1P12L	EVOLUTION® MP™ CS INSERTSIZE 1+ 12MM LEFT
EIS1P12R	EVOLUTION® MP™ CS INSERTSIZE 1+ 12MM RIGHT
EIS1P14L	EVOLUTION® MP™ CS INSERTSIZE 1+ 14MM LEFT
EIS1P14R	EVOLUTION® MP™ CS INSERTSIZE 1+ 14MM RIGHT
EIS1P17L	EVOLUTION® MP™ CS INSERTSIZE 1+ 17MM LEFT
EIS1P17R	EVOLUTION® MP™ CS INSERTSIZE 1+ 17MM RIGHT
EIS1P20L	EVOLUTION® MP™ CS INSERTSIZE 1+ 20MM LEFT
EIS1P20R	EVOLUTION® MP™ CS INSERTSIZE 1+ 20MM RIGHT
EIS1P24L	EVOLUTION® MP™ CS INSERT
EIS1P24R	EVOLUTION® MP™ CS INSERT
EIS1S10L	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 10MM LEFT

EIS1S10R	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 10MM RIGHT
EIS1S12L	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 12MM LEFT
EIS1S12R	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 12MM RIGHT
EIS1S14L	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 14MM LEFT
EIS1S14R	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 14MM RIGHT
EIS1S17L	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 17MM LEFT
EIS1S17R	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 17MM RIGHT
EIS1S20L	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 20MM LEFT
EIS1S20R	EVOLUTION® MP™ CS INSERTSIZE 1 STANDARD 20MM RIGHT
EIS1S24L	EVOLUTION® MP™ CS INSERT
EIS1S24R	EVOLUTION® MP™ CS INSERT
EIS2P10L	EVOLUTION® MP™ CS INSERTSIZE 2+ 10MM LEFT
EIS2P10R	EVOLUTION® MP™ CS INSERTSIZE 2+ 10MM RIGHT
EIS2P12L	EVOLUTION® MP™ CS INSERTSIZE 2+ 12MM LEFT
EIS2P12R	EVOLUTION® MP™ CS INSERTSIZE 2+ 12MM RIGHT
EIS2P14L	EVOLUTION® MP™ CS INSERTSIZE 2+ 14MM LEFT
EIS2P14R	EVOLUTION® MP™ CS INSERTSIZE 2+ 14MM RIGHT
EIS2P17L	EVOLUTION® MP™ CS INSERTSIZE 2+ 17MM LEFT
EIS2P17R	EVOLUTION® MP™ CS INSERTSIZE 2+ 17MM RIGHT
EIS2P20L	EVOLUTION® MP™ CS INSERTSIZE 2+ 20MM LEFT
EIS2P20R	EVOLUTION® MP™ CS INSERTSIZE 2+ 20MM RIGHT
EIS2P24L	EVOLUTION® MP™ CS INSERTSIZE 2+ 24MM LEFT
EIS2P24R	EVOLUTION® MP™ CS INSERTSIZE 2+ 24MM RIGHT
EIS2S10L	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 10MM LEFT
EIS2S10R	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 10MM RIGHT
EIS2S12L	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 12MM LEFT
EIS2S12R	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 12MM RIGHT
EIS2S14L	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 14MM LEFT
EIS2S14R	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 14MM RIGHT
EIS2S17L	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 17MM LEFT
EIS2S17R	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 17MM RIGHT
EIS2S20L	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 20MM LEFT
EIS2S20R	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 20MM RIGHT
EIS2S24L	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 24MM LEFT
EIS2S24R	EVOLUTION® MP™ CS INSERTSIZE 2 STANDARD 24MM RIGHT
EIS3P10L	EVOLUTION® MP™ CS INSERTSIZE 3+ 10MM LEFT
EIS3P10R	EVOLUTION® MP™ CS INSERTSIZE 3+ 10MM RIGHT
EIS3P12L	EVOLUTION® MP™ CS INSERTSIZE 3+ 12MM LEFT
EIS3P12R	EVOLUTION® MP™ CS INSERTSIZE 3+ 12MM RIGHT
EIS3P14L	EVOLUTION® MP™ CS INSERTSIZE 3+ 14MM LEFT
EIS3P14R	EVOLUTION® MP™ CS INSERTSIZE 3+ 14MM RIGHT

EIS3P17L	EVOLUTION® MP™ CS INSERTSIZE 3+ 17MM LEFT
EIS3P17R	EVOLUTION® MP™ CS INSERTSIZE 3+ 17MM RIGHT
EIS3P20L	EVOLUTION® MP™ CS INSERTSIZE 3+ 20MM LEFT
EIS3P20R	EVOLUTION® MP™ CS INSERTSIZE 3+ 20MM RIGHT
EIS3P24L	EVOLUTION® MP™ CS INSERTSIZE 3+ 24MM LEFT
EIS3P24R	EVOLUTION® MP™ CS INSERTSIZE 3+ 24MM RIGHT
EIS3S10L	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 10MM LEFT
EIS3S10R	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 10MM RIGHT
EIS3S12L	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 12MM LEFT
EIS3S12R	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 12MM RIGHT
EIS3S14L	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 14MM LEFT
EIS3S14R	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 14MM RIGHT
EIS3S17L	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 17MM LEFT
EIS3S17R	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 17MM RIGHT
EIS3S20L	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 20MM LEFT
EIS3S20R	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 20MM RIGHT
EIS3S24L	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 24MM LEFT
EIS3S24R	EVOLUTION® MP™ CS INSERTSIZE 3 STANDARD 24MM RIGHT
EIS4P10L	EVOLUTION® MP™ CS INSERTSIZE 4+ 10MM LEFT
EIS4P10R	EVOLUTION® MP™ CS INSERTSIZE 4+ 10MM RIGHT
EIS4P12L	EVOLUTION® MP™ CS INSERTSIZE 4+ 12MM LEFT
EIS4P12R	EVOLUTION® MP™ CS INSERTSIZE 4+ 12MM RIGHT
EIS4P14L	EVOLUTION® MP™ CS INSERTSIZE 4+ 14MM LEFT
EIS4P14R	EVOLUTION® MP™ CS INSERTSIZE 4+ 14MM RIGHT
EIS4P17L	EVOLUTION® MP™ CS INSERTSIZE 4+ 17MM LEFT
EIS4P17R	EVOLUTION® MP™ CS INSERTSIZE 4+ 17MM RIGHT
EIS4P20L	EVOLUTION® MP™ CS INSERTSIZE 4+ 20MM LEFT
EIS4P20R	EVOLUTION® MP™ CS INSERTSIZE 4+ 20MM RIGHT
EIS4P24L	EVOLUTION® MP™ CS INSERTSIZE 4+ 24MM LEFT
EIS4P24R	EVOLUTION® MP™ CS INSERTSIZE 4+ 24MM RIGHT
EIS4S10L	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 10MM LEFT
EIS4S10R	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 10MM RIGHT
EIS4S12L	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 12MM LEFT
EIS4S12R	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 12MM RIGHT
EIS4S14L	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 14MM LEFT
EIS4S14R	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 14MM RIGHT
EIS4S17L	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 17MM LEFT
EIS4S17R	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 17MM RIGHT
EIS4S20L	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 20MM LEFT
EIS4S20R	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 20MM RIGHT
EIS4S24L	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 24MM LEFT

EIS4S24R	EVOLUTION® MP™ CS INSERTSIZE 4 STANDARD 24MM RIGHT
EIS5P10L	EVOLUTION® MP™ CS INSERTSIZE 5+ 10MM LEFT
EIS5P10R	EVOLUTION® MP™ CS INSERTSIZE 5+ 10MM RIGHT
EIS5P12L	EVOLUTION® MP™ CS INSERTSIZE 5+ 12MM LEFT
EIS5P12R	EVOLUTION® MP™ CS INSERTSIZE 5+ 12MM RIGHT
EIS5P14L	EVOLUTION® MP™ CS INSERTSIZE 5+ 14MM LEFT
EIS5P14R	EVOLUTION® MP™ CS INSERTSIZE 5+ 14MM RIGHT
EIS5P17L	EVOLUTION® MP™ CS INSERTSIZE 5+ 17MM LEFT
EIS5P17R	EVOLUTION® MP™ CS INSERTSIZE 5+ 17MM RIGHT
EIS5P20L	EVOLUTION® MP™ CS INSERTSIZE 5+ 20MM LEFT
EIS5P20R	EVOLUTION® MP™ CS INSERTSIZE 5+ 20MM RIGHT
EIS5P24L	EVOLUTION® MP™ CS INSERTSIZE 5+ 24MM LEFT
EIS5P24R	EVOLUTION® MP™ CS INSERTSIZE 5+ 24MM RIGHT
EIS5S10L	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 10MM LEFT
EIS5S10R	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 10MM RIGHT
EIS5S12L	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 12MM LEFT
EIS5S12R	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 12MM RIGHT
EIS5S14L	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 14MM LEFT
EIS5S14R	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 14MM RIGHT
EIS5S17L	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 17MM LEFT
EIS5S17R	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 17MM RIGHT
EIS5S20L	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 20MM LEFT
EIS5S20R	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 20MM RIGHT
EIS5S24L	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 24MM LEFT
EIS5S24R	EVOLUTION® MP™ CS INSERTSIZE 5 STANDARD 24MM RIGHT
EIS6P10L	EVOLUTION® MP™ CS INSERTSIZE 6+ 10MM LEFT
EIS6P10R	EVOLUTION® MP™ CS INSERTSIZE 6+ 10MM RIGHT
EIS6P12L	EVOLUTION® MP™ CS INSERTSIZE 6+ 12MM LEFT
EIS6P12R	EVOLUTION® MP™ CS INSERTSIZE 6+ 12MM RIGHT
EIS6P14L	EVOLUTION® MP™ CS INSERTSIZE 6+ 14MM LEFT
EIS6P14R	EVOLUTION® MP™ CS INSERTSIZE 6+ 14MM RIGHT
EIS6P17L	EVOLUTION® MP™ CS INSERTSIZE 6+ 17MM LEFT
EIS6P17R	EVOLUTION® MP™ CS INSERTSIZE 6+ 17MM RIGHT
EIS6P20L	EVOLUTION® MP™ CS INSERTSIZE 6+ 20MM LEFT
EIS6P20R	EVOLUTION® MP™ CS INSERTSIZE 6+ 20MM RIGHT
EIS6P24L	EVOLUTION® MP™ CS INSERTSIZE 6+ 24MM LEFT
EIS6P24R	EVOLUTION® MP™ CS INSERTSIZE 6+ 24MM RIGHT
EIS6S10L	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 10MM LEFT
EIS6S10R	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 10MM RIGHT
EIS6S12L	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 12MM LEFT
EIS6S12R	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 12MM RIGHT

EIS6S14L	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 14MM LEFT
EIS6S14R	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 14MM RIGHT
EIS6S17L	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 17MM LEFT
EIS6S17R	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 17MM RIGHT
EIS6S20L	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 20MM LEFT
EIS6S20R	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 20MM RIGHT
EIS6S24L	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 24MM LEFT
EIS6S24R	EVOLUTION® MP™ CS INSERTSIZE 6 STANDARD 24MM RIGHT
EIS7P10L	EVOLUTION® MP™ CS INSERTSIZE 7+ 10MM LEFT
EIS7P10R	EVOLUTION® MP™ CS INSERTSIZE 7+ 10MM RIGHT
EIS7P12L	EVOLUTION® MP™ CS INSERTSIZE 7+ 12MM LEFT
EIS7P12R	EVOLUTION® MP™ CS INSERTSIZE 7+ 12MM RIGHT
EIS7P14L	EVOLUTION® MP™ CS INSERTSIZE 7+ 14MM LEFT
EIS7P14R	EVOLUTION® MP™ CS INSERTSIZE 7+ 14MM RIGHT
EIS7P17L	EVOLUTION® MP™ CS INSERTSIZE 7+ 17MM LEFT
EIS7P17R	EVOLUTION® MP™ CS INSERTSIZE 7+ 17MM RIGHT
EIS7P20L	EVOLUTION® MP™ CS INSERTSIZE 7+ 20MM LEFT
EIS7P20R	EVOLUTION® MP™ CS INSERTSIZE 7+ 20MM RIGHT
EIS7P24L	EVOLUTION® MP™ CS INSERTSIZE 7+ 24MM LEFT
EIS7P24R	EVOLUTION® MP™ CS INSERTSIZE 7+ 24MM RIGHT
EIS7S10L	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 10MM LEFT
EIS7S10R	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 10MM RIGHT
EIS7S12L	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 12MM LEFT
EIS7S12R	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 12MM RIGHT
EIS7S14L	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 14MM LEFT
EIS7S14R	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 14MM RIGHT
EIS7S17L	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 17MM LEFT
EIS7S17R	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 17MM RIGHT
EIS7S20L	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 20MM LEFT
EIS7S20R	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 20MM RIGHT
EIS7S24L	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 24MM LEFT
EIS7S24R	EVOLUTION® MP™ CS INSERTSIZE 7 STANDARD 24MM RIGHT
EIS8S10L	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 10MM LEFT
EIS8S10R	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 10MM RIGHT
EIS8S12L	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 12MM LEFT
EIS8S12R	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 12MM RIGHT
EIS8S14L	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 14MM LEFT
EIS8S14R	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 14MM RIGHT
EIS8S17L	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 17MM LEFT
EIS8S17R	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 17MM RIGHT
EIS8S20L	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 20MM LEFT

		EIS8S20R	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 20MM RIGHT
		EIS8S24L	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 24MM LEFT
		EIS8S24R	EVOLUTION® MP™ CS INSERTSIZE 8 STANDARD 24MM RIGHT
PS INSERT	No Code for this Level	EIP1S10L	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 10MM LEFT
		EIP1S10R	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 10MM RIGHT
		EIP1S12L	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 12MM LEFT
		EIP1S12R	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 12MM RIGHT
		EIP1S14L	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 14MM LEFT
		EIP1S14R	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 14MM RIGHT
		EIP1S17L	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 17MM LEFT
		EIP1S17R	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 17MM RIGHT
		EIP1S20L	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 20MM LEFT
		EIP1S20R	EVOLUTION® MP™ PS INSERTSIZE 1 STANDARD 20MM RIGHT
		EIP1S24L	EVOLUTION® MP™ PS INSERT
		EIP1S24R	EVOLUTION® MP™ PS INSERT
		EIP2P10L	EVOLUTION® MP™ PS INSERTSIZE 2+ 10MM LEFT
		EIP2P10R	EVOLUTION® MP™ PS INSERTSIZE 2+ 10MM RIGHT
		EIP2P12L	EVOLUTION® MP™ PS INSERTSIZE 2+ 12MM LEFT
		EIP2P12R	EVOLUTION® MP™ PS INSERTSIZE 2+ 12MM RIGHT
		EIP2P14L	EVOLUTION® MP™ PS INSERTSIZE 2+ 14MM LEFT
		EIP2P14R	EVOLUTION® MP™ PS INSERTSIZE 2+ 14MM RIGHT
		EIP2P17L	EVOLUTION® MP™ PS INSERTSIZE 2+ 17MM LEFT
		EIP2P17R	EVOLUTION® MP™ PS INSERTSIZE 2+ 17MM RIGHT
		EIP2P20L	EVOLUTION® MP™ PS INSERTSIZE 2+ 20MM LEFT
		EIP2P20R	EVOLUTION® MP™ PS INSERTSIZE 2+ 20MM RIGHT
		EIP2P24L	EVOLUTION® MP™ PS INSERT
		EIP2P24R	EVOLUTION® MP™ PS INSERT
		EIP2S10L	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 10MM LEFT
		EIP2S10R	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 10MM RIGHT
		EIP2S12L	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 12MM LEFT
		EIP2S12R	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 12MM RIGHT
		EIP2S14L	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 14MM LEFT
		EIP2S14R	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 14MM RIGHT
		EIP2S17L	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 17MM LEFT
		EIP2S17R	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 17MM RIGHT
		EIP2S20L	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 20MM LEFT
		EIP2S20R	EVOLUTION® MP™ PS INSERTSIZE 2 STANDARD 20MM RIGHT
		EIP2S24L	EVOLUTION® MP™ PS INSERT
		EIP2S24R	EVOLUTION® MP™ PS INSERT
		EIP3S10L	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 10MM LEFT
		EIP3S10R	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 10MM RIGHT

EIP3S12L	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 12MM LEFT
EIP3S12R	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 12MM RIGHT
EIP3S14L	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 14MM LEFT
EIP3S14R	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 14MM RIGHT
EIP3S17L	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 17MM LEFT
EIP3S17R	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 17MM RIGHT
EIP3S20L	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 20MM LEFT
EIP3S20R	EVOLUTION® MP™ PS INSERTSIZE 3 STANDARD 20MM RIGHT
EIP3S24L	EVOLUTION® MP™ PS INSERT
EIP3S24R	EVOLUTION® MP™ PS INSERT
EIP4S10L	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 10MM LEFT
EIP4S10R	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 10MM RIGHT
EIP4S12L	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 12MM LEFT
EIP4S12R	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 12MM RIGHT
EIP4S14L	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 14MM LEFT
EIP4S14R	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 14MM RIGHT
EIP4S17L	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 17MM LEFT
EIP4S17R	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 17MM RIGHT
EIP4S20L	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 20MM LEFT
EIP4S20R	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 20MM RIGHT
EIP4S24L	EVOLUTION® MP™ PS INSERTSIZE 4 STANDARD 24MM LEFT
EIP4S24R	EVOLUTION® MP™ PS INSERT
EIP5S10L	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 10MM LEFT
EIP5S10R	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 10MM RIGHT
EIP5S12L	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 12MM LEFT
EIP5S12R	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 12MM RIGHT
EIP5S14L	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 14MM LEFT
EIP5S14R	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 14MM RIGHT
EIP5S17L	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 17MM LEFT
EIP5S17R	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 17MM RIGHT
EIP5S20L	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 20MM LEFT
EIP5S20R	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 20MM RIGHT
EIP5S24L	EVOLUTION® MP™ PS INSERTSIZE 5 STANDARD 24MM LEFT
EIP5S24R	EVOLUTION® MP™ PS INSERT
EIP6P10L	EVOLUTION® MP™ PS INSERTSIZE 6+ 10MM LEFT
EIP6P10R	EVOLUTION® MP™ PS INSERTSIZE 6+ 10MM RIGHT
EIP6P12L	EVOLUTION® MP™ PS INSERTSIZE 6+ 12MM LEFT
EIP6P12R	EVOLUTION® MP™ PS INSERTSIZE 6+ 12MM RIGHT
EIP6P14L	EVOLUTION® MP™ PS INSERTSIZE 6+ 14MM LEFT
EIP6P14R	EVOLUTION® MP™ PS INSERTSIZE 6+ 14MM RIGHT
EIP6P17L	EVOLUTION® MP™ PS INSERTSIZE 6+ 17MM LEFT

EIP6P17R	EVOLUTION® MP™ PS INSERTSIZE 6+ 17MM RIGHT
EIP6P20L	EVOLUTION® MP™ PS INSERTSIZE 6+ 20MM LEFT
EIP6P20R	EVOLUTION® MP™ PS INSERTSIZE 6+ 20MM RIGHT
EIP6P24L	EVOLUTION® MP™ PS INSERT
EIP6P24R	EVOLUTION® MP™ PS INSERT
EIP6S10L	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 10MM LEFT
EIP6S10R	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 10MM RIGHT
EIP6S12L	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 12MM LEFT
EIP6S12R	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 12MM RIGHT
EIP6S14L	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 14MM LEFT
EIP6S14R	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 14MM RIGHT
EIP6S17L	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 17MM LEFT
EIP6S17R	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 17MM RIGHT
EIP6S20L	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 20MM LEFT
EIP6S20R	EVOLUTION® MP™ PS INSERTSIZE 6 STANDARD 20MM RIGHT
EIP6S24L	EVOLUTION® MP™ PS INSERT
EIP6S24R	EVOLUTION® MP™ PS INSERT
EIP7S10L	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 10MM LEFT
EIP7S10R	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 10MM RIGHT
EIP7S12L	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 12MM LEFT
EIP7S12R	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 12MM RIGHT
EIP7S14L	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 14MM LEFT
EIP7S14R	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 14MM RIGHT
EIP7S17L	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 17MM LEFT
EIP7S17R	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 17MM RIGHT
EIP7S20L	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 20MM LEFT
EIP7S20R	EVOLUTION® MP™ PS INSERTSIZE 7 STANDARD 20MM RIGHT
EIP7S24L	EVOLUTION® MP™ PS INSERT
EIP7S24R	EVOLUTION® MP™ PS INSERT
EIP8S10L	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 10MM LEFT
EIP8S10R	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 10MM RIGHT
EIP8S12L	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 12MM LEFT
EIP8S12R	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 12MM RIGHT
EIP8S14L	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 14MM LEFT
EIP8S14R	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 14MM RIGHT
EIP8S17L	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 17MM LEFT
EIP8S17R	EVOLUTION® MP™ PS INSERTSIZE 8 STANDARD 17MM RIGHT
EIP8S20L	EVOLUTION® MP™ PS INSERT
EIP8S20R	EVOLUTION® MP™ PS INSERT
EIP8S24L	EVOLUTION® MP™ PS INSERT
EIP8S24R	EVOLUTION® MP™ PS INSERT

EPI3110L	EVOLUTION®MP ADAPTIVE PS INSER
EPI3110R	EVOLUTION®MP ADAPTIVE PS INSER
EPI3112L	EVOLUTION®MP ADAPTIVE PS INSER
EPI3112R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 3/1 RIGHT 12MM
EPI3114L	EVOLUTION®MP ADAPTIVE PS INSER
EPI3114R	EVOLUTION®MP ADAPTIVE PS INSER
EPI3117L	EVOLUTION®MP ADAPTIVE PS INSER
EPI3117R	EVOLUTION®MP ADAPTIVE PS INSER
EPI3120L	EVOLUTION®MP™ADAPTIVE PS INSER
EPI3120R	EVOLUTION®MP™ADAPTIVE PS INSER
EPI4210L	EVOLUTION®MP ADAPTIVE PS INSER
EPI4210R	EVOLUTION®MP ADAPTIVE PS INSER
EPI4212L	EVOLUTION®MP ADAPTIVE PS INSER
EPI4212R	EVOLUTION®MP ADAPTIVE PS INSER
EPI4214L	EVOLUTION®MP ADAPTIVE PS INSER
EPI4214R	EVOLUTION®MP ADAPTIVE PS INSER
EPI4217L	EVOLUTION®MP ADAPTIVE PS INSER
EPI4217R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 4/2 RIGHT 17MM
EPI4220L	EVOLUTION®MP™ADAPTIVE PS INSER
EPI4220R	EVOLUTION®MP™ADAPTIVE PS INSER
EPI5310L	EVOLUTION®MP ADAPTIVE PS INSER
EPI5310R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 5/3 RIGHT 10MM
EPI5312L	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 5/3 LEFT 12MM
EPI5312R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 5/3 RIGHT 12MM
EPI5314L	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 5/3 LEFT 14MM
EPI5314R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 5/3 RIGHT 14MM
EPI5317L	EVOLUTION®MP ADAPTIVE PS INSER
EPI5317R	EVOLUTION®MP ADAPTIVE PS INSER
EPI5320L	EVOLUTION®MP™ADAPTIVE PS INSER
EPI5320R	EVOLUTION®MP™ADAPTIVE PS INSER
EPI6410L	EVOLUTION®MP ADAPTIVE PS INSER
EPI6410R	EVOLUTION®MP ADAPTIVE PS INSER
EPI6412L	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 6/4 LEFT 12MM
EPI6412R	EVOLUTION®MP ADAPTIVE PS INSER
EPI6414L	EVOLUTION®MP ADAPTIVE PS INSER
EPI6414R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 6/4 RIGHT 14MM
EPI6417L	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 6/4 LEFT 17MM
EPI6417R	EVOLUTION®MP ADAPTIVE PS INSER
EPI6420L	EVOLUTION®MP™ADAPTIVE PS INSER
EPI6420R	EVOLUTION®MP™ADAPTIVE PS INSER
EPI7410L	EVOLUTION®MP ADAPTIVE PS INSER

		EPI7410R	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7412L	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7412R	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7414L	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 7/4 LEFT 14MM
		EPI7414R	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7417L	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7417R	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7420L	EVOLUTION®MP™ADAPTIVE PS INSER
		EPI7420R	EVOLUTION®MP™ADAPTIVE PS INSER
		EPI7510L	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7510R	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7512L	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7512R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 7/5 RIGHT 12MM
		EPI7514L	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 7/5 LEFT 14MM
		EPI7514R	EVOLUTION®MP ADAPTIVE PS INSERIMPLANT SZ 7/5 RIGHT 14MM
		EPI7517L	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7517R	EVOLUTION®MP ADAPTIVE PS INSER
		EPI7520L	EVOLUTION® MP™ ADAPTIVE PS
		EPI7520R	EVOLUTION® MP™ ADAPTIVE PS
CR INSERT	No Code for this Level	EIC1S10L	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 10MM LEFT
		EIC1S10R	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 10MM RIGHT
		EIC1S12L	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 12MM LEFT
		EIC1S12R	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 12MM RIGHT
		EIC1S14L	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 14MM LEFT
		EIC1S14R	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 14MM RIGHT
		EIC1S17L	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 17MM LEFT
		EIC1S17R	EVOLUTION® MP™ CR INSERTSIZE 1 STANDARD 17MM RIGHT
		EIC2P10L	EVOLUTION® MP™ CR INSERTSIZE 2+ 10MM LEFT
		EIC2P10R	EVOLUTION® MP™ CR INSERTSIZE 2+ 10MM RIGHT
		EIC2P12L	EVOLUTION® MP™ CR INSERTSIZE 2+ 12MM LEFT
		EIC2P12R	EVOLUTION® MP™ CR INSERTSIZE 2+ 12MM RIGHT
		EIC2P14L	EVOLUTION® MP™ CR INSERTSIZE 2+ 14MM LEFT
		EIC2P14R	EVOLUTION® MP™ CR INSERTSIZE 2+ 14MM RIGHT
		EIC2P17L	EVOLUTION® MP™ CR INSERTSIZE 2+ 17MM LEFT
		EIC2P17R	EVOLUTION® MP™ CR INSERTSIZE 2+ 17MM RIGHT
		EIC2S10L	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 10MM LEFT
		EIC2S10R	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 10MM RIGHT
		EIC2S12L	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 12MM LEFT
		EIC2S12R	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 12MM RIGHT
		EIC2S14L	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 14MM LEFT
		EIC2S14R	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 14MM RIGHT

EIC2S17L	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 17MM LEFT
EIC2S17R	EVOLUTION® MP™ CR INSERTSIZE 2 STANDARD 17MM RIGHT
EIC3S10L	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 10MM LEFT
EIC3S10R	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 10MM RIGHT
EIC3S12L	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 12MM LEFT
EIC3S12R	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 12MM RIGHT
EIC3S14L	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 14MM LEFT
EIC3S14R	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 14MM RIGHT
EIC3S17L	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 17MM LEFT
EIC3S17R	EVOLUTION® MP™ CR INSERTSIZE 3 STANDARD 17MM RIGHT
EIC4S10L	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 10MM LEFT
EIC4S10R	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 10MM RIGHT
EIC4S12L	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 12MM LEFT
EIC4S12R	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 12MM RIGHT
EIC4S14L	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 14MM LEFT
EIC4S14R	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 14MM RIGHT
EIC4S17L	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 17MM LEFT
EIC4S17R	EVOLUTION® MP™ CR INSERTSIZE 4 STANDARD 17MM RIGHT
EIC5S10L	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 10MM LEFT
EIC5S10R	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 10MM RIGHT
EIC5S12L	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 12MM LEFT
EIC5S12R	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 12MM RIGHT
EIC5S14L	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 14MM LEFT
EIC5S14R	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 14MM RIGHT
EIC5S17L	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 17MM LEFT
EIC5S17R	EVOLUTION® MP™ CR INSERTSIZE 5 STANDARD 17MM RIGHT
EIC6P10L	EVOLUTION® MP™ CR INSERTSIZE 6+ 10MM LEFT
EIC6P10R	EVOLUTION® MP™ CR INSERTSIZE 6+ 10MM RIGHT
EIC6P12L	EVOLUTION® MP™ CR INSERTSIZE 6+ 12MM LEFT
EIC6P12R	EVOLUTION® MP™ CR INSERTSIZE 6+ 12MM RIGHT
EIC6P14L	EVOLUTION® MP™ CR INSERTSIZE 6+ 14MM LEFT
EIC6P14R	EVOLUTION® MP™ CR INSERTSIZE 6+ 14MM RIGHT
EIC6P17L	EVOLUTION® MP™ CR INSERTSIZE 6+ 17MM LEFT
EIC6P17R	EVOLUTION® MP™ CR INSERTSIZE 6+ 17MM RIGHT
EIC6S10L	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 10MM LEFT
EIC6S10R	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 10MM RIGHT
EIC6S12L	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 12MM LEFT
EIC6S12R	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 12MM RIGHT
EIC6S14L	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 14MM LEFT
EIC6S14R	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 14MM RIGHT
EIC6S17L	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 17MM LEFT

			EIC6S17R	EVOLUTION® MP™ CR INSERTSIZE 6 STANDARD 17MM RIGHT
			EIC7S10L	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 10MM LEFT
			EIC7S10R	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 10MM RIGHT
			EIC7S12L	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 12MM LEFT
			EIC7S12R	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 12MM RIGHT
			EIC7S14L	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 14MM LEFT
			EIC7S14R	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 14MM RIGHT
			EIC7S17L	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 17MM LEFT
			EIC7S17R	EVOLUTION® MP™ CR INSERTSIZE 7 STANDARD 17MM RIGHT
			EIC8S10L	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 10MM LEFT
			EIC8S10R	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 10MM RIGHT
			EIC8S12L	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 12MM LEFT
			EIC8S12R	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 12MM RIGHT
			EIC8S14L	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 14MM LEFT
			EIC8S14R	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 14MM RIGHT
			EIC8S17L	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 17MM LEFT
			EIC8S17R	EVOLUTION® MP™ CR INSERTSIZE 8 STANDARD 17MM RIGHT
Knee femorals	PS FEMORAL	Non-Porous	EFPSN1PL	EVOLUTION®MP FEM PS NON PORSIZE 1 PRIMARY LEFT
			EFPSN1PR	EVOLUTION®MP FEM PS NON PORSIZE 1 PRIMARY RIGHT
			EFPSN2PL	EVOLUTION®MP FEM PS NON PORSIZE 2 PRIMARY LEFT
			EFPSN2PR	EVOLUTION®MP FEM PS NON PORSIZE 2 PRIMARY RIGHT
			EFPSN3PL	EVOLUTION®MP FEM PS NON PORSIZE 3 PRIMARY LEFT
			EFPSN3PR	EVOLUTION®MP FEM PS NON PORSIZE 3 PRIMARY RIGHT
			EFPSN4PL	EVOLUTION®MP FEM PS NON PORSIZE 4 PRIMARY LEFT
			EFPSN4PR	EVOLUTION®MP FEM PS NON PORSIZE 4 PRIMARY RIGHT
			EFPSN5PL	EVOLUTION®MP FEM PS NON PORSIZE 5 PRIMARY LEFT
			EFPSN5PR	EVOLUTION®MP FEM PS NON PORSIZE 5 PRIMARY RIGHT
			EFPSN6PL	EVOLUTION®MP FEM PS NON PORSIZE 6 PRIMARY LEFT
			EFPSN6PR	EVOLUTION®MP FEM PS NON PORSIZE 6 PRIMARY RIGHT
			EFPSN7PL	EVOLUTION®MP FEM PS NON PORSIZE 7 PRIMARY LEFT
			EFPSN7PR	EVOLUTION®MP FEM PS NON PORSIZE 7 PRIMARY RIGHT
			EFPSN8PL	EVOLUTION®MP FEM PS NON PORSIZE 8 PRIMARY LEFT
			EFPSN8PR	EVOLUTION®MP FEM PS NON PORSIZE 8 PRIMARY RIGHT
	CS/CR FEMORAL	Non-Porous	EFSRN1PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 1 PRIMARY LEFT
			EFSRN1PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 1 PRIMARY RIGHT
			EFSRN2PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 2 PRIMARY LEFT
			EFSRN2PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 2 PRIMARY RIGHT
			EFSRN3PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 3 PRIMARY LEFT
			EFSRN3PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 3 PRIMARY RIGHT
			EFSRN4PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 4 PRIMARY LEFT
			EFSRN4PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 4 PRIMARY RIGHT

			EFSRN5PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 5 PRIMARY LEFT
			EFSRN5PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 5 PRIMARY RIGHT
			EFSRN6PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 6 PRIMARY LEFT
			EFSRN6PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 6 PRIMARY RIGHT
			EFSRN7PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 7 PRIMARY LEFT
			EFSRN7PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 7 PRIMARY RIGHT
			EFSRN8PL	EVOLUTION®MP FEM CS/CR NON-PORSIZE 8 PRIMARY LEFT
			EFSRN8PR	EVOLUTION®MP FEM CS/CR NON-PORSIZE 8 PRIMARY RIGHT
		Porous	EFSRP1PL	EVOLUTION®MP FEM CS/CR POROUS
			EFSRP1PR	EVOLUTION®MP FEM CS/CR POROUS
			EFSRP2PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 2 PRIMARY LEFT
			EFSRP2PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 2 PRIMARY RIGHT
			EFSRP3PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 3 PRIMARY LEFT
			EFSRP3PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 3 PRIMARY RIGHT
			EFSRP4PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 4 PRIMARY LEFT
			EFSRP4PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 4 PRIMARY RIGHT
			EFSRP5PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 5 PRIMARY LEFT
			EFSRP5PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 5 PRIMARY RIGHT
			EFSRP6PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 6 PRIMARY LEFT
			EFSRP6PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 6 PRIMARY RIGHT
			EFSRP7PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 7 PRIMARY LEFT
			EFSRP7PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 7 PRIMARY RIGHT
			EFSRP8PL	EVOLUTION®MP FEM CS/CR POROUSSIZE 8 PRIMARY LEFT
			EFSRP8PR	EVOLUTION®MP FEM CS/CR POROUSSIZE 8 PRIMARY RIGHT
Tibial Bases	Non-modular Bas	Non-Porous	ETPKN1SL	EVOLUTION®MP TIB KEELED NONPORSIZE 1 STANDARD LEFT
			ETPKN1SR	EVOLUTION®MP TIB KEELED NONPORSIZE 1 STANDARD RIGHT
			ETPKN2PL	EVOLUTION®MP TIB KEELED NONPORSIZE 2+ LEFT
			ETPKN2PR	EVOLUTION®MP TIB KEELED NONPORSIZE 2+ RIGHT
			ETPKN2SL	EVOLUTION®MP TIB KEELED NONPORSIZE 2 STANDARD LEFT
			ETPKN2SR	EVOLUTION®MP TIB KEELED NONPORSIZE 2 STANDARD RIGHT
			ETPKN3SL	EVOLUTION®MP TIB KEELED NONPORSIZE 3 STANDARD LEFT
			ETPKN3SR	EVOLUTION®MP TIB KEELED NONPORSIZE 3 STANDARD RIGHT
			ETPKN4SL	EVOLUTION®MP TIB KEELED NONPORSIZE 4 STANDARD LEFT
			ETPKN4SR	EVOLUTION®MP TIB KEELED NONPORSIZE 4 STANDARD RIGHT
			ETPKN5SL	EVOLUTION®MP TIB KEELED NONPORSIZE 5 STANDARD LEFT
			ETPKN5SR	EVOLUTION®MP TIB KEELED NONPORSIZE 5 STANDARD RIGHT
			ETPKN6PL	EVOLUTION®MP TIB KEELED NONPORSIZE 6+ LEFT
			ETPKN6PR	EVOLUTION®MP TIB KEELED NONPORSIZE 6+ RIGHT
			ETPKN6SL	EVOLUTION®MP TIB KEELED NONPORSIZE 6 STANDARD LEFT
			ETPKN6SR	EVOLUTION®MP TIB KEELED NONPORSIZE 6 STANDARD RIGHT
			ETPKN7SL	EVOLUTION®MP TIB KEELED NONPORSIZE 7 STANDARD LEFT

ETPKN7SR	EVOLUTION®MP TIB KEELED NONPORSIZE 7 STANDARD RIGHT
ETPKN8PL	EVOLUTION®MP TIB KEELED NONPORSIZE 8+ LEFT
ETPKN8PR	EVOLUTION®MP TIB KEELED NONPORSIZE 8+ RIGHT
ETPKN8SL	EVOLUTION®MP TIB KEELED NONPORSIZE 8 STANDARD LEFT
ETPKN8SR	EVOLUTION®MP TIB KEELED NONPORSIZE 8 STANDARD RIGHT

EXHIBIT D
Form of Press Release

CONFORMIS ANNOUNCES SETTLEMENT OF PATENT INFRINGEMENT LAWSUITS

Licenses Expand the Footprint of ConforMIS’ Patented Patient-Specific Instrumentation Technology

Bedford, MA - March xx, 2015 - ConforMIS, Inc., a medical technology company that uses its proprietary iFit® Image-to-Implant® technology platform to develop, manufacture and sell customized joint replacement implants, today announced that it has entered into license agreements with each of Wright Medical Technology, Inc. (“Wright”) and with MicroPort Orthopedics, Inc. (“MicroPort”).  These agreements resolve the patent disputes that originated between ConforMIS and Wright in September 2013.

ConforMIS has granted to MicroPort a non-exclusive, worldwide license under its patent portfolio for the use of certain patient-specific instrumentation in the implantation of non-patient-specific knee devices.  Specifically, ConforMIS has granted a license that covers MicroPort’s Prophecy® Patient-Specific Instrumentation (PSI) system for use with the Advance® and Evolution® total knee replacement systems, including both the pin alignment and the resection versions of the Prophecy PSI, which MicroPort acquired from Wright during the pendency of the dispute.  Additionally, ConforMIS has granted to Wright a non-exclusive, worldwide license under its patent portfolio for the use of patient-specific instrumentation in the implantation of implants in the foot and ankle, other than patient-specific implants.  This license to Wright covers, among other things, Wright’s Prophecy® PSI for use with Wright’s InBone® and Infinity® total ankle replacement systems.

“We are very pleased to announce these first licenses of our technology for use in the knee, as well as in the foot and ankle.  Licensing these patents to MicroPort and Wright substantiates the strength of our intellectual property,” said Philipp Lang, CEO of ConforMIS.  “This agreement will help broaden the footprint of patient-specific instrumentation both globally through MicroPort’s strong worldwide presence and to other joints through Wright’s cutting-edge foot and ankle technology.  Additionally, ConforMIS will continue to provide patient-specific instrumentation with customized implants, which is our core business.”

About ConforMIS, Inc.

ConforMIS is a medical technology company that uses its proprietary iFit® Image-to-Implant® technology platform to develop, manufacture and sell joint replacement implants that are individually sized and shaped, or customized, to fit each patient’s unique anatomy.  ConforMIS offers a broad line of customized knee implants designed to restore the natural shape of a patient’s knee.  In recent clinical studies, iTotal CR®, ConforMIS’ cruciate-retaining total knee replacement implant and best-selling product, demonstrated superior clinical outcomes, including better function and greater patient satisfaction compared to traditional, off-the-shelf implants.  ConforMIS owns or exclusively in-licenses approximately 470 issued patents and pending patent applications that cover customized implants and patient-specific instrumentation for all major joints and other elements of the iFit® Image-to-Implant® technology platform.  ConforMIS believes its iFit® Image-to-Implant® technology platform has application to other major joints in the worldwide market for joint replacement products.  For more information visit www.conformis.com.